AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON MARCH ___, 2005

                                                  1933 ACT FILE NO. 33-_________
                                       INVESTMENT COMPANY ACT FILE NO. 811-21704


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]
                           PRE-EFFECTIVE AMENDMENT NO.                 [ ]
                          POST-EFFECTIVE AMENDMENT NO.                 [ ]

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940              [X]
                                  AMENDMENT NO. 1                      [X]
                        (Check Appropriate Box or Boxes)


                               QUADRANT FUND, INC.
               (Exact Name of Registrant As Specified in Charter )

                   ONE LIBERTY PLAZA, 165 BROADWAY, 36th FLOOR
                             NEW YORK, NY 10006-1404
                    (Address of Principal Executive Offices)
           Registrant's Telephone Number, including Area Code: 1(800)
                                   [Hyperion]

                           CLIFFORD E. LAI, PRESIDENT
                               QUADRANT FUND, INC.
                   ONE LIBERTY PLAZA, 165 BROADWAY, 36th FLOOR
                             NEW YORK, NY 10006-1404
                     (Name and Address of Agent for Service)

                        With copies of communications to:

                               MICHAEL S. CACCESE
                   KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP
                                 75 STATE STREET
                                BOSTON, MA 02109

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

 It is proposed that this filing will become effective (check appropriate box):
       [ ] when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------
                                    Proposed        Proposed
    Title of                         Maximum         Maximum        Amount of
   Securities     Amount Being   Offering Price     Aggregate     Registration
Being Registered   Registered       Per Unit     Offering Price        Fee
--------------------------------------------------------------------------------
Common Stock   [1,631,852 Shares]   [$10.00]     $16,318,520.00]  [$1,920.69]
--------------------------------------------------------------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

This Prospectus sets forth concisely information you should know before accepting this rescission offer made by Quadrant Fund, Inc. (the "Fund"). Please read and retain this Prospectus for future reference. This Prospectus includes all information required by a Statement of Additional Information. Fund-related materials are available: at the SEC's public reference room in Washington, DC (call 1-202-942-8090) for information on the operation of the reference room); from the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404 and its telephone number is [______________].

INVESTMENT OBJECTIVE: The Fund will seek to provide a high, stable current income, return, capital appreciation potential, attractive total return and a high level of liquidity.

DATE OF PROSPECTUS:  March [___], 2005

The Fund is offering to rescind (the "Rescission Offer") the sale of all of its outstanding shares of common stock ("Shares"). The offering price of this Rescission Offer is the original acquisition price of the Shares paid by the holder of the Shares ("Shareholder") or on the Shareholder's behalf, plus interest. The amount of interest to be paid is governed by the laws of the state in which the Shareholder resides.

None of the securities being registered are to be offered for the account of any Shareholder.

The information in this Prospectus is not complete and may be changed. The Fund may not repurchase these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and the Fund is not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS     SUBJECT TO COMPLETION      MARCH [__], 2005

Because the Fund is privately offered, its common shares have no history of public trading. [Closed-end fund shares frequently tend to trade at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering.] [Statement not required as Shares will not be publicly offered.]

INVESTING IN SHARES INVOLVES CERTAIN RISKS. AN INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. THERE IS NO ASSURANCE THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. SEE "RISK FACTORS".

EXCHANGE LISTING: The Fund does not intend to list its Shares on any exchange.

The Fund's Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

[The Fund has not, and will not, enter into any transactions during the offering which would stabilize, maintain, or otherwise affect the market price of the Shares offered.]

                               QUADRANT FUND, INC.

THE COMMON SHARES ("SHARES") OF QUADRANT FUND, INC. (THE "FUND") ARE DESCRIBED IN THIS PROSPECTUS ("PROSPECTUS") AND WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT").

THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SHARES IN THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS PROSPECTUS. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS PROSPECTUS OR THE APPENDICES HERETO.

THIS PROSPECTUS IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE RESCISSION OFFER BY THE FUND OF THE SHARES DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSON (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT). NOTWITHSTANDING THE FOREGOING AND ANY OTHER PROVISION OR STATEMENT IN ANY OFFERING DOCUMENT OF THE FUND (INCLUDING THE INVESTOR QUALIFICATION STATEMENT AND THIS PROSPECTUS), BUT SUBJECT TO RESTRICTIONS REASONABLY NECESSARY TO COMPLY WITH FEDERAL OR STATE SECURITIES LAWS, AN INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE FUND AND THE OFFERING OF ITS SHARES AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROSPECTUS AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR. INVESTING IN THE SHARES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE [32] OF THIS PROSPECTUS BEFORE DECIDING TO ACCEPT THIS RESCISSION OFFER TO REMAIN INVESTED IN THE FUND. NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES.

THE SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING A DECISION OF WHETHER TO ACCEPT THIS RESCISSION OFFER OR REMAIN INVESTED IN THE FUND, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE FUND'S SHARES OR PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SEC MAINTAINS A WEBSITE AT http://www.sec.gov THAT CONTAINS OTHER INFORMATION ABOUT THE FUND.

SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                TABLE OF CONTENTS

FEE TABLE......................................................................1
PROSPECTUS SUMMARY.............................................................1
THE FUND......................................................................11
      IMPACT ON THE SALE OF SHARES............................................12
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...............................12
      THE QUADRANT STRATEGY...................................................12
      CO-INVESTMENT...........................................................12
      INVESTMENT OBJECTIVE....................................................13
DESCRIPTION OF FUND INVESTMENTS...............................................19
      INVESTMENT RESTRICTIONS.................................................22
RISK FACTORS..................................................................24
      HIGH RISK, HIGH YIELD SECURITIES........................................24
      COMMERCIAL MORTGAGE-BACKED SECURITIES...................................25
      MEZZANINE CAPITAL.......................................................28
      REAL ESTATE MARKET RISK.................................................28
      INSURANCE ISSUES........................................................30
      ENVIRONMENTAL ISSUES....................................................30
      SMALLER COMPANIES.......................................................31
      TAX ISSUES..............................................................31
      COMMON STOCK RISK.......................................................31
      CONVERTIBLE SECURITIES RISK.............................................31
      CREDIT RISK.............................................................32
      ECONOMIC SECTOR RISK....................................................32
      SUBORDINATED SECURITIES.................................................33
      RECENTLY ORGANIZED......................................................33
      INTEREST RATE RISK......................................................33
      INFLATION RISK..........................................................33
      BOND MARKET RISK........................................................34
      RESTRICTED AND ILLIQUID SECURITIES......................................34
      REPURCHASE AGREEMENTS...................................................34
      LENDING OF SECURITIES...................................................35
      BORROWING...............................................................35
      HEDGING TRANSACTIONS....................................................36
      NON-DIVERSIFICATION.....................................................40
      DIVIDENDS AND DISTRIBUTIONS.............................................40
      PORTFOLIO TURNOVER......................................................41
      RECENT DEVELOPMENTS.....................................................41

MANAGEMENT OF THE FUND........................................................41
      BOARD OF DIRECTORS......................................................41
      COMMITTEES AND MEETINGS.................................................44
      APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS.............44
      OUTSTANDING SHARES......................................................44
      DIRECTOR OWNERSHIP......................................................47
      PRINCIPAL SHAREHOLDERS..................................................48
      CONTROL PERSONS.........................................................48
      COMPENSATION OF DIRECTORS...............................................48
      ADVISOR.................................................................50
      INVESTMENT ADVISORY AGREEMENT...........................................51
      SUB-ADVISOR.............................................................52
      INVESTMENT SUB-ADVISORY AGREEMENT.......................................52
      PORTFOLIO MANAGEMENT....................................................53
      CODE OF ETHICS..........................................................55
      VOTING PROXIES..........................................................55
      ADMINISTRATION AND SUB-ADMINISTRATION...................................56
DETERMINATION OF NET ASSET VALUE..............................................56
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................57
TENDER OFFERS.................................................................59
CONVERSION TO OPEN-END STATUS.................................................60
DIVIDEND REINVESTMENT PLAN....................................................61
TAXATION......................................................................61
      FEDERAL INCOME TAX TREATMENT OF THE FUND................................61
      FEDERAL INCOME TAX TREATMENT OF HOLDERS OF SHARES.......................63
      BACKUP WITHHOLDING......................................................65
      OTHER TAXATION..........................................................65
DESCRIPTION OF SHARES.........................................................65
      GENERAL.................................................................65
      SHARES..................................................................65
      VOTING..................................................................66
      ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS...66
LIMITED TRANSFERABILITY OF SHARES.............................................67
CUSTODIAN, TRANSFER AGENT, DIVIDEND...........................................67
DISBURSING AGENT AND REGISTRAR................................................67
REPORTS TO SHAREHOLDERS.......................................................68
FURTHER INFORMATION...........................................................68
DISCLOSURES FOR NON-ACCREDITED INVESTORS......................................68
FINANCIAL STATEMENTS..........................................................68
APPENDIX A - RESCISSION OFFER ACCEPTANCE FORM................................A-1
APPENDIX B - LONG-TERM ISSUER CREDIT RATINGS.................................B-1
PART C - OTHER INFORMATION...................................................C-1
      ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS.............................C-1
      ITEM 26. MARKETING ARRANGEMENTS........................................C-2
      ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION...................C-2
      ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.C-3
      ITEM 29. NUMBER OF HOLDERS OF SECURITIES [(AS OF OCTOBER 26, 2004)]....C-3

      ITEM 30. INDEMNIFICATION...............................................C-3
      ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR..........C-4
      ITEM 32. LOCATION OF ACCOUNTS AND RECORDS..............................C-4
      ITEM 33. MANAGEMENT SERVICES...........................................C-4
      ITEM 34. UNDERTAKINGS..................................................C-5
SIGNATURES...................................................................C-6

                                    FEE TABLE


ESTIMATED ANNUAL FUND EXPENSES FOR THE FUND'S CURRENT FISCAL YEAR
-----------------------------------------------------------------
(AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)

ANNUAL EXPENSES (as a percentage of net assets         CURRENT   PRO FORMA
  attributable to common shares)
    Investment Management Fees*                         0.00%      1.00%
    Interest Payments on Borrowed Funds                 2.11%      2.26%
    Administration Fee and Other Expenses               0.30%      0.25%
                                                        -----      -----
    Total Annual Fund Operating Expenses                2.41%      3.51%

            *  See "Management of the Fund"

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

                               CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                               1 YEAR  3 YEARS   5 YEARS    10 YEARS
Current Example                 $[24]    $[74]    $[127]      $[271]

Pro Forma Example               $[35]    $[107]   $[181]      $[376]

The Fee Table is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. "Other Expenses" are based on estimated amounts for the current fiscal year. Because the Fund is planning to enter into a New Advisory Agreement which will impose an investment management fee to be paid by the Fund to the Advisor, the fee table shows both current and pro forma fees and examples.

The Examples set forth above assumes reinvestment of all dividends and distributions at net asset value and an annual expense ratio of 2.41% for the Current Example and 3.51% for the Pro Forma Example. The table above and the assumption in the Examples of a 5% annual return are required by SEC regulations applicable to all investment companies. The Examples should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples.


                               PROSPECTUS SUMMARY

THE FUND:               Quadrant Fund, Inc. is a non-diversified closed-end
                        management investment company. See "The Fund."

RESCISSION OFFER:       The Fund is offering to rescind the sale of all
                        outstanding Shares at an offering price equal to the original acquisition price paid for the Shares by the owner of the Shares ("Shareholder") or on the Shareholder's behalf plus interest (at a rate designated by the state law of the Shareholder's residence). This
                        Rescission Offer will expire on [_____], after which date Shareholders will no longer be able to receive the Share's purchase price paid plus interest, and instead will have to follow the tender offer request procedures, as described below, in order to redeem its Shares at the then net asset value.

                        A Shareholder may elect to accept or reject this Rescission Offer. Shareholders are not required to accept this Rescission Offer. If a Shareholder wishes to reject this Rescission Offer, he or she need not take any action. To accept this Rescission Offer, a Shareholder must complete and return the enclosed Rescission Offer Acceptance Form, attached as Appendix A hereto, within 30 days from the date it is mailed to the Shareholder. The Fund also reserves the absolute right to waive any defect or irregularity in any Rescission Offer Acceptance Form. See "Rescission Offer."

PRIVATE OFFERING:       Subsequent to this Rescission Offer, the Fund will offer
                        its Shares for a five year offering period. Investors may subscribe to purchase Shares during the offering period by completing the Subscription Agreement and Investor Qualification Statement. Payment for Shares being subscribed for will be made in accordance with the instructions set forth in the Subscription Agreement and the Trade Payment Authorization Form. Shares may be purchased at the then current net asset value for the remainder of the offering period.

                        Both initial and additional applications for Shares by eligible investors may be accepted at such times as the Fund may determine, generally monthly, subject to the receipt of cleared funds on or before the acceptance date set by the Fund. The Fund reserves the right to reject any application for Shares in the Fund. See "Application for Shares."

TENDER OFFERS:          The Board of Directors of the Fund (the "Board") may, in
                        its sole discretion and from time to time, consider share repurchases pursuant to the rules of the Securities and Exchange Commission which permit discretionary tender offers. In order to provide liquidity, investors may request a tender offer. Such requests will always be subject to Board approval. The repurchase of shares pursuant to a shareholder requested tender offer will usually be made at the end of the following month, if the request is received from the shareholder prior to the 15th of the month in which the request is made. There can be no assurance that the Fund will in fact repurchase any of its Shares. See "Tender
                        Offers."

INVESTMENT OBJECTIVE:   The Fund will seek to provide a high, stable current
                        income return, capital appreciation potential, attractive total return and a high level of liquidity.

INVESTMENT POLICIES:    The Fund will seek to achieve its objective by making
                        investments in various sectors of the commercial and multi-family real estate markets (the "Quadrant
                        Strategy"). It will construct a portfolio of income producing investments including "Real Estate Equity
                        Securities," "Real Estate Fixed Income Securities," and
                        "Real Estate Private Debt." Equity securities will be invested in real estate companies of any size; the quality of its debt securities will vary, generally will be below-investment grade, and will generally have a maturity of ten years or less, though in certain circumstances the maturity of a debt security may exceed ten years.

                        The Fund will also employ additional strategies such as leverage and hedging techniques to achieve its objective. The Fund will seek to maintain approximately 75% of its assets in liquid investments (i.e. a combination of real estate investment trust ("REIT") common shares, REIT preferred shares, unsecured REIT debt and commercial mortgage backed securities ("CMBS"). The Fund will seek to invest a maximum of 25% of its assets in (i) subordinated interests of individual loans secured by commercial real estate ("B Notes"); (ii) first mortgage loans secured by commercial real estate ("Whole Loans"); and (iii) subordinated loans secured by partnership interests in commercial real estate.

ADVISOR/SUB-ADVISOR:    The Fund will be advised by GMAC Institutional Advisors,
                        LLC (the "Advisor"). Hyperion/GMAC Capital Advisors,
                        LLC, a joint venture between the Advisor and Hyperion
                        Capital Management, Inc., will provide sub-advisory services to the Fund (the "Sub-Advisor"). Currently, there are no advisory or sub-advisory fees charged to the Fund. Pending Shareholder approval of a new investment advisory agreement with the Advisor (the "New
                        Investment Advisory Agreement"), the Board has approved a 1% investment management fee to be paid to the Advisor, which the Advisor in turn will pay to the Sub-Advisor. As a result, if approved by Shareholders, the Advisor and its joint venture partner will share the investment management fee.

ADMINISTRATION FEE AND
ESTIMATED EXPENSES:     Hyperion Capital Management, Inc., the Administrator,
                        will be paid 0.15%. All of the costs associated with this Rescission Offer will be paid by the Advisor. See
                        "Fee Table" and "Management of the Fund."

                        State Street Bank and Trust will act as
                        sub-administrator (the "Sub-Administrator") of the Fund and will be paid by the Administrator. See "Management of the Fund."

DISTRIBUTIONS:          The Fund intends to distribute monthly all or
                        substantially all of its net investment income to holders of the Fund's Shares. Holders of the Fund's
                        Shares on the last day of a month will be entitled to distributions made on the 15th day of the next month.
                        See "Taxation."

RISK FACTORS:           See "Risk Factors" in the Memorandum in addition to the
                        following discussion.

                        Investment in the Fund involves special considerations, as the Fund is a closed-end investment company that has recently started operations. The Fund is intended to be for investors who seek a long-term investment.

                        GENERAL REAL ESTATE RISKS. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in the region where the real estate is located affects occupancy, market rental rates and expenses. The local economy also has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

                        INVESTING IN HIGH RISK, HIGH YIELD SECURITIES. Investors should recognize that below investment grade securities in which the Fund will invest , have speculative characteristics and are referred to as high risk, high yield securities. The prices of lower credit quality securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. An economic downturn, or of a period of rising interest rates, for example, could cause a decline in the price of lower credit quality securities because recessionary conditions could lessen the ability of obligors to make principal and interest payments. In such event, existing credit supports may be insufficient to protect loss of principal.

                        ILLIQUID SECURITIES. The Fund may invest in securities that may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security refers to the ability to easily dispose of securities and the difference between the asking price and the selling price, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. The securities which the Fund intends to acquire may be less marketable or in some instances illiquid because of the absence of registration under the federal securities laws, contractual restrictions on transfer and the small size of the issue (relative to the issues of comparable interests).

                        NON-DIVERSIFICATION. An investment in the Fund's Shares should not be considered a complete investment program. Because the Fund's investment portfolio will be non-diversified (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), the shares may be subject to greater risk than the shares of a closed-end investment company the portfolio of which is diversified.

                        BORROWING. The Fund may borrow from banks or through repurchase agreements in amounts up to one-third of total assets, including any borrowing, and pledge some assets as collateral. The Fund will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, the Fund may invest in securities with borrowed money which lose value, thereby increasing the amount of loss incurred by an investor. In times of volatile markets, a sudden drop in the value of the assets of the Fund may cause the Fund to violate agreed upon credit maintenance ratios. This could result in the Fund assigning more collateral or a default under such loan agreements causing an early call of a loan and/or the payment of penalties to the lender. This would result in a loss of income and/or principal to investors in the Fund.

                        OTHER INVESTMENT MANAGEMENT TECHNIQUES. The Fund may use various other investment management techniques that involve certain risks. The Fund may engage in hedging transactions (when available and cost efficient) to affect the average duration of securities in which the Fund invests. Risks associated with hedging transactions include the possibility that losses could be increased and gains limited by entering into the hedging transaction. The Fund may also enter into repurchase agreements. Risks associated with repurchase agreements include default by or bankruptcy of the seller. See "Risk Factors".

TRANSFER RESTRICTIONS:  Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Advisor, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted shareholders without the consent of the Board, which may be withheld in its sole and absolute discretion. See "Limited Transferability of Shares."

                              FINANCIAL HIGHLIGHTS

                                                                   For the
                                                                 Period Ended
PER SHARE OPERATING PERFORMANCE                              January 31, 2005(1)
a. Net Asset Value, Beginning of Period                             $[10.00]
   1. Net Investment Income                                         $[ 0.03]
   2. Net Gains or Losses on  Securities  (both  realized  and      $[ 0.21]
      unrealized)
b. Total From Investment Operations                                 $[ 0.24]
_______________________________
c. Less Distributions to Common Shareholders
   1. Dividends (from net investment income)                       $[(0.60)]
   2. Distributions (from capital gains)                             $[0.00]
   3. Returns of Capital                                             $[0.00]
d. Total Distributions                                               $[0.60]
_______________________________
e. Net Asset Value, End of Period                                    $[9.64]
f. Per Share Market Value, End of Period                                 n/a
_______________________________
g. TOTAL INVESTMENT RETURN                                         $[ 2.32%]

RATIOS/SUPPLEMENTAL DATA(2)
h. Net Assets, End of Period                                   $[15,719,901]
i. Ratio of Expenses to Average Net Assets
   1. Ratio of Operating Expenses before Reimbursement
      to Average Net Assets                                         [78.99%]
   2. Ratio of Operating Expenses after Reimbursement
      to Average Net Assets                                         [ 2.06%]
j. Ratio of Net Income to Average Net Assets                         [4.84%]
k. Portfolio Turnover Rate                                           [6.00%]
l. Average Commission Rate Paid                                         n/a

The Auditors Report is attached to this registration statement. The information in the above table is from the Auditors Report.

                                RESCISSION OFFER

The Shareholders acquired Shares, pursuant to the Private Placement Memorandum of the Fund dated January 24, 2005 (the "PPM"). The Fund recently discovered that certain important information was not included in the PPM, and therefore the Fund is offering to rescind the sale of all Shares and refund to each of the Shareholders who acquired Interests prior to January 24, 2005 the entire purchase price paid (by the Shareholder or on the Shareholder's behalf), plus

________________________
    (1) Commercial operations December [23], 2004.
    (2) Because the Fund has not been in operation for a full fiscal year the ratios have been annualized.

interest. Shares held by officers, directors and affiliates of the Fund are also subject to the Rescission Offer on the same terms as it is offered to other Shareholders. To accept the Rescission Offer, Shareholders must complete and return the enclosed Rescission Offer Acceptance form, attached as Appendix A hereto, by [date]. The Fund is making this Rescission Offer for the following reasons:

1. The Fund was formed on October 18, 2004. The Fund registered on January 24, 2005. The Fund elected to be taxed as a "regulated investment company" for U.S. federal income tax purposes and registered under the 1940 Act. However, the Fund was not registered when it made its initial investments in CMBS on January 4, 2005. Its status as an unregistered investment company made it ineligible to be treated as a federal tax pass through vehicle, and instead required it to be taxed as an ordinary C-corporation for its first fiscal year ended January 31, 2005. Consequently, statements in the PPM regarding the Fund's registration status and its ability to be taxed as a regulated investment company under the Code for the tax year ended January 31, 2005 were not accurate when made. As a result, the Fund owes taxes on those investments. The Advisor [has agreed to reimburse] the Fund for the taxes, and for the additional taxes the Fund owes because it [will receive] the reimbursement.

      The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code for the tax year ended July 31, 2005 and all future tax years and, to the extent it so qualifies, may avoid U.S. federal income tax by making sufficient distributions to shareholders, which it would then deduct from its investment company taxable income during future tax years. As a C-corporation that converts to be taxed as a regulated investment company, the Fund will be required to realize as taxable gain all unrealized appreciation in the CMBS assets held on the first day of the tax year in which it qualifies to be taxed as a regulated investment company. The Fund will also be required to make a taxable distribution to the Company of all earnings and profits generated during the time it was taxed as a C corporation (less an interest charge payable to the U.S. Treasury), including the appreciation realized on the CMBS. Shareholders of the Fund as of July 31 will therefore receive a distribution, which is likely to be taxable as a dividend for most non-tax-exempt entities, representing their pro-rata portion of this distribution. The Fund may be required to liquidate some or all of its CMBS in order to pay this distribution. This distribution will be paid to all such Shareholders regardless of whether they accept this Rescission Offer.

2. Under both the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") a registered investment company is generally restricted or prohibited from charging different investment management fees to different investors or class of investors. The Fund may be deemed to be in violation of these provisions because certain investors currently pay no investment management fee in connection with their investment in the Fund. As described in the proxy materials included with, but not part of, this Rescission Offer, the Fund will seek shareholder approval to pay the Advisor an investment advisory fee at a Shareholder meeting scheduled for [date] ("Shareholder Meeting"). It believes that the imposition of a management fee will allow the Fund to avoid these regulatory issues. The Fund recognizes that investors that do not currently pay a management fee may be economically disadvantaged if the Fund pays a management fee, and as a result wishes to make this Rescission Offer.

3. The Fund acquired its initial portfolio of CMBS from a client of the Advisor. The relationship between the seller of the CMBS and the Advisor should have been disclosed in the PPM.

4. The PPM indicated that the Fund would not constitute "plan assets" for purposes of the Employee Retirement Income Security Act of 1974 ("ERISA"), and thus would not become subject to a number of requirements and limitations under ERISA that are applicable to plan assets and the manager of plan assets. The Fund intended to avoid becoming plan assets by registering as an investment company under the 1940 Act prior to engaging in any investment activities, because a registered investment company is not considered to be plan assets. As discussed above, however, the Fund did engage in some investment activities prior to the time it registered as an investment company, and during that time it may have been considered to be plan assets under ERISA. Moreover, some of the assets in which the Fund invested while it may have been considered to be plan assets were below investment grade CMBS. Some of the issuers of these CMBS potentially may have become plan assets as a result of the Fund's investment. The Advisor and the Sub-Advisor were deemed to be plan fiduciaries under ERISA with respect to all employee benefit plans which acquired Shares and which are subject to Part 4 of Title I of ERISA (an "ERISA Plan"). The Board believes, however, that any potential ERISA issues relating to the CMBS issuers were cured when the Fund's investment company registration became effective, because the Fund was no longer deemed "plan assets", and the Advisor and the Sub-Advisor ceased to be considered plan fiduciaries.

      As a consequence of the temporary application of ERISA to the Fund, the Fund will be required to file a list of its assets and their respective values with the U.S. Department of Labor as of the last day of the period during which ERISA applied to the Fund (the "ERISA Period"). Each ERISA Plan will be required to include such list of assets and values in its Form 5500 filed for the ERISA Plan's fiscal year in which the last day of the ERISA Period occurred. As a further consequence of the temporary application of ERISA to the Fund, certain transactions entered into by Fund during the ERISA Period may have been prohibited by ERISA and the Code.

5. The distribution of Shares to certain investors may not have been in technical compliance with the restrictions governing private placements. Certain individual investors may not have been "accredited investors" (as that term is defined in Rule 501 of the 1933 Act) at the time they received their gift of shares of the Fund. The Fund's shares were privately offered for sale pursuant to Regulation D under the 1933 Act. Rule 506(b)(2)(i) of Regulation D provides that there may be no more than 35 purchasers of securities in a private offering. Rule 501(e) states that "accredited investors" shall not be included in the number of purchasers. Essentially, this means that an offering made pursuant to Regulation D may be made to any number of accredited investors, but only to 35 non-accredited investors. (Note that limitations on the number of investors may be imposed by other provisions of the federal securities laws that are not relevant here.) The Regulation D limitation on the participation of non-accredited investors does not apply to offerings, such as this Rescission Offer, that are registered under the 1933 Act.

6. The Fund's part in the Quadrant Strategy was not appropriately described to potential Shareholders of the Fund. Among other things, the PPM should have described the Advisor's relationship with the Quadrant Parallel Fund, LLC ("Parallel Fund"), including the fact that the Advisor discloses the portfolio holdings of the Fund to the Parallel Fund, [and the fact that the Fund's initial portfolio of assets was acquired from a member of the Parallel Fund.]

In considering whether to accept this Rescission Offer, Shareholders should consider the matters set forth in this registration statement as well as the fact that, as of March [__], 2005, the net asset value per Share (taking into consideration dividends previously distributed) has appreciated to $[_____________]. Should Shareholders decide to accept this Rescission Offer, each Shareholder will receive the original purchase price paid for its Shares, which is less than the current value of its Shares, measured as of March [ ], 2005. Shareholders should also keep in mind that the value of the Shares will fluctuate with the value of the Fund's investments.

Each Shareholder that decides to rescind its purchase of Shares will receive the purchase price, plus interest, less the amount of any income received by the Shareholder on the Shares, after receipt of a properly completed form by the Fund.

Acceptance by a Shareholder of this Rescission Offer will constitute a release by that Shareholder of any claim, right or cause of action that it may have against the Fund, the Advisor, the Sub-Advisor, any of their respective officers, directors, attorneys, accountants and any of their respective affiliates and controlling persons arising out of the matters set forth in this Rescission Offer.

The Fund will reserve the absolute right to reject any and all Rescission Offer Acceptance Forms (i) that are not in proper form or otherwise not valid; or (ii) the acceptance of which would be, in the opinion of the Fund's counsel, unlawful. The Fund's interpretation of the terms and conditions of this Rescission Offer and the Rescission Offer Acceptance Form will be final and binding. The Fund will reserve the absolute right to waive any defect or irregularity in any Rescission Offer Acceptance Form.

The Rescission Offer Acceptance Form attached hereto as Appendix A must be completed and signed by each Shareholder that desires to accept this Rescission Offer by [date]. If Shares are owned of record by two or more joint owners, all such owners must sign the Rescission Offer Acceptance Form. Signatures must correspond exactly with a Shareholder's name, as registered. If Shares are held by an entity other than one or more individuals, the proof of appropriate authorization, such as board resolutions and incumbency certificates, must be provided with the Rescission Offer Acceptance Form. Rescission Payments will be sent to the Shareholder's address of record.

[The Shares received in this Rescission Offer will be [retired] upon receipt by the Fund. It is expected that the maximum cost of this Rescission Offer will be [$___]. The Fund will pay for Shares rescinded with assets from the Fund. In the event that all Shareholders accept this Rescission Offer, material changes to the Fund, such as liquidation, may result. Since the Fund will already have recognized as gain the appreciation in all of its CMBS assets in connection with its election to be taxed as a regulated investment company, any liquidation in connection with the acceptance of this Rescission Offer is not expected to have additional tax consequences to the Fund. A Shareholder electing to rescind its initial purchase of Shares will recognize short-term gain if the rescission payment exceeds the Shareholder's tax basis and its Shares or short-term loss if the rescission payment is less than such tax basis.

                              PLAN OF DISTRIBUTION

[The Shares being registered were distributed directly by the [Fund/Advisor]]. No underwriter was involved in the distribution of the securities being registered. Shares may be repurchased by the Fund as a part of this Rescission Offer at an offering price equal to the original acquisition price paid for the Shares by the Shareholder or on the Shareholder's behalf, plus interest. The amount of interest to be paid is governed by the laws of the state in which the Shareholder is a resident.

[The Fund did not use any underwriters, dealers or finders in connection with the sale of the securities being registered. As a result, no sales load was paid.]

The Fund will pay Shareholders who accept this Rescission Offer promptly after the expiration of this Rescission Offer. [Shareholders' funds will not be forwarded to an escrow account.]

The Shares are not being offered in conjunction with any retirement plan.

The Shares will not be listed on a national securities exchange. The Board may consider share repurchases pursuant to SEC rules which permit discretionary tender offers. In order to provide liquidity, investors may request a tender offer. Other than in connection with this Rescission Offer, there can be no assurance that the Fund will in fact repurchase any of its Shares.

[None of the securities being registered are offered for the account of any Shareholder.]

                                 USE OF PROCEEDS

No net proceeds will be realized by the Fund in connection with this Rescission Offer.

                                    THE FUND

The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on October 18, 2004. The Fund registered as an investment company under the 1940 Act on January 24, 2005. Currently, Quadrant Fund LLC, a Delaware limited liability company ("LLC") owns approximately 99% of the Fund's shares. As a recently-organized entity, the Fund has no operating history. The Fund's principal office is located at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.

The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can make the management of liquidity more difficult.

The Advisor has created a product (the "Quadrant Strategy") to offer large institutional investors an access in the near-term to the commercial and multi-family real estate markets and to provide liquidity, both of which are generally unavailable in the private real estate market. Initially, the Quadrant Structure planned to achieve its goals by offering redeemable shares of the LLC to institutional investors. The LLC, in turn, would acquire shares of underlying investment vehicles, including Quadrant Fund REIT, Inc., a real estate investment trust (the "QF-REIT"), and the Fund. However, the Advisor has determined that the current structure must be revised, as it may be in violation of the prohibition under the 1940 Act on an investment company (such as the LLC) from owning more than 3% of the assets of the acquired company (such as the Fund). Because of this potential issue, the Advisor is in the process of distributing the assets of the LLC (including shares of the Fund) to the investors in the LLC, and dissolving the LLC. The Advisor instead plans to enter into asset allocation advisory agreements with the LLC's investors on a separate account basis, and plans to advise them on their allocation of investments between the Fund and the QF-REIT. The Fund's current shareholders, other than the LLC, will not be impacted by the changes to the Quadrant Strategy.

IMPACT ON THE SALE OF SHARES

         After the Shareholder Meeting, the notice of which accompanies, but is not a part of, this registered Rescission Offer, the Fund will resume the continuous sale of Shares. Potential purchasers of Shares should consider carefully the matters discussed in this Prospectus before investing. As discussed above, the Fund has now registered as an investment company under the 1940 Act and intends to elect to be taxed as a "regulated investment company" for U.S. federal income tax purposes (in this regard, the Fund may determine to change its tax year in the future).

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

THE QUADRANT STRATEGY

      As discussed above, the Fund is a part of the Quadrant Strategy, whereby it will be used as an asset allocation vehicle along with the QF-REIT. While currently the Fund is being offered in connection with the Quadrant Strategy, it is possible that in the future the Fund may be offered on a stand-alone basis.

CO-INVESTMENT

      [Another element of the Quadrant Strategy is the Quadrant Parallel Fund, LLC ("Parallel Fund"). The Parallel Fund invests its assets in the QF-REIT along with the Advisor's other clients, but in lieu of investing in the Fund, the Parallel Fund invests in a portfolio that is substantially similar to that of the Fund. The Fund entered into a Co-Investment Agreement with the Parallel Fund in which the parties agreed that the Parallel Fund would invest in the same securities in the same proportion as the Fund. The intention is for the Parallel Fund to maintain separately managed, but substantially similar portfolio to that of the Fund. The Co-Investment Agreement requires the Parallel Fund to keep confidential the information provided to it by the Fund. The Parallel Fund may only use the information to build its portfolio and may not disclose the information to any third party.]

INVESTMENT OBJECTIVE

      The Fund's investment objective is to provide investors with:

      o   High, stable current income return;

      o   Capital appreciation potential;

      o   Attractive total return; and

      o   High level of liquidity.

      The Fund's objective is fundamental and cannot be changed without the approval of the holders of a majority of outstanding Shares. A "majority of the outstanding" means (1) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the Shares are present or represented by proxy, or
(2) more than 50% of the Shares, whichever is less.

INVESTMENT POLICIES


      The Fund will seek to achieve its objective by making investments in various sectors of the commercial and multi-family real estate markets (the "Quadrant Strategy"). It will construct a portfolio of income producing investments including "Real Estate Equity Securities," "Real Estate Fixed Income Securities," and "Real Estate Private Debt." Equity securities will be invested in real estate companies of any size; the quality of its debt securities will vary, generally will be below-investment grade, and will generally have a maturity of ten years or less, though in certain circumstances the maturity of a debt security may exceed ten years. The Fund will also employ additional strategies such as leverage and hedging techniques to achieve its objective.

      If current market conditions persist, the Fund expects its portfolio composition to be invested approximately as summarized below:

      60% - Real Estate Equity Securities, including: common stocks and preferred stocks issued by real estate companies of any size, such as REITs.

      25% - Real Estate Debt Securities, including: (i) mortgage-backed securities, CMBS and collateralized bond obligations backed primarily by commercial real estate ("CBOs"), and unsecured debt issued by real estate companies, such as REITs.

      15% - Real Estate Private Debt, including: (i) subordinated interests of individual loans secured by commercial real estate ("B Notes"); (ii) first mortgage loans secured by commercial real estate ("Whole Loans"); and
      (iii) subordinated loans secured by partnership interests in commercial real estate.

      [The Fund is considered "non-diversified" for purposes of the 1940 Act. However for purposes of the Code, the portfolio will be considered diversified. To maintain the liquidity of the Fund, no more than 25% of the Fund may be invested in illiquid investments.] Finally, the Fund may employ leverage, but leverage will not be more than 33 1/3% of the Fund's total assets. In most instances, the Fund will also hedge the interest rate risk inherent in leverage and in the investments in the portfolio.

      The actual portfolio composition at any point in time will reflect the Advisor's assessment of market conditions and relative value between classes of assets and individual securities.

      The basic investment philosophy of the Fund is to invest in the various sectors of the commercial real estate market based on relative value. To that end, the Advisor will make strategic allocations among the broad sectors of the real estate markets, including property type and geographic regions based on the advisor's fundamental outlook. The Advisor considers market research to be a critical and fundamental tool in assessing relative value and investment selection and will utilize its significance in-house and third-party research, as well as local market knowledge. Once strategic allocations have been determined, the Advisor will begin a rigorous security selection process using intensive financial and real estate analysis to identify investments that have the most attractive fundamental and risk-adjusted return characteristics.

      The Fund may invest its assets without limitation in (i) cash, (ii) short-term, investment-grade debt obligations or money market instruments or
(iii) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities for the following cash management reasons: (1) liquidation of Fund assets and pending reinvestment of the proceeds in accordance with the Fund's investment objective and policies; (2) to pay distributions to shareholders and operating expenses; and (3) to meet its obligations under any tender offer or share repurchase offers. In addition, the Fund may take a temporary defensive posture and invest without limitation in the securities listed above at such times as the Advisor and Sub-Advisor, in their sole discretion, believe that it is in the best interest of the Fund's shareholders to assume such a defensive posture. To the extent that the Fund invests in such instruments, it may not achieve its investment objective.

      CREDIT QUALITY. The Fund's debt securities may be in securities of any quality, including securities that at the time of investment are below investment grade quality, rated Ba, BB or B by Moody's, S&P or Fitch, or securities that are unrated. Securities of non-investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" and "high risk high yield bonds." The Fund will not invest in securities that at the time of purchase are in default.

      These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or the Advisor or Sub-Advisor downgrades its assessment of that security. In determining whether to retain or sell a security that a rating agency or the Advisor or Sub-Advisor has downgraded, the Advisor or Sub-Advisor may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other ratings agencies.

      Please refer to Appendix B to this Prospectus for more information in connection with Moody's, S&P's and Fitch's ratings of bonds.

      USE OF LEVERAGE. The Fund intends to utilize leverage representing not more than 33 1/3% of the Fund's total assets. The Fund will borrow funds primarily using reverse repurchase agreements and total return swaps, although it may use other sources of borrowing if these are deemed advantageous to shareholders. Based on the Advisor's assessment of market conditions, the Advisor may increase or decrease the amount of leverage used up to the stated limited of 33 1/3%.

      The Advisor believes that under normal market conditions for a portfolio with a substantial allocation to CMBS, reverse repurchase agreements provide a low cost form of financing. A reverse repurchase agreement is a form of collateralized borrowing. Under a reverse repurchase agreement, the Fund borrows money from a counterparty, generally for a period of three months or less, at an agreed-upon rate of interest to an agreed-upon maturity date. To collateralize the borrowing, the Fund places liquid high grade securities having a value not less than the borrowed amount in a segregated account with the custodian of the counterparty. The collateral's market value is re-evaluated daily, and the borrowing is subject to minimum margin requirements, such that the Fund may be required to post additional collateral with the counterparty if the market value of collateral falls below an agreed-upon amount in relation to the amount of the borrowing. Any cash flows on the collateral accrue to the benefit of the Fund.

      Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets is at least 300% of the principal amount of such borrowing (I.E., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.

      Assuming that the Fund's borrowings will represent approximately 33 1/3% of the Fund's total assets and pay interest set by a reverse repurchase agreement at an annual average rate of 1.57% of the amount borrowed, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 0.52% in order to cover such interest payments and other expenses specifically related to the borrowings. Of course, these numbers are merely estimates, used for illustration. Actual borrowing costs may vary frequently and may be significantly higher or lower than the rate estimated above.

      Subject to the asset coverage rules, the Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

      LEVERAGE RISKS. The use of leverage is a speculative investment technique and involves certain risks to shareholders. These include the possibility of higher volatility of the net asset value and market price of the Shares.

      As long as the rate of return on the assets purchased with the proceeds of leverage exceeds the net cost of borrowings, including the effects of any associated hedges, the investment of the proceeds of the leverage will generate more return than will be needed to offset such borrowing costs. If so, the excess will be available to pay higher dividends to shareholders. If, however, the net cost of borrowings, including the effects of any associated hedges, exceeds the rate of return on the assets purchased with the proceeds of leverage, the return to shareholders will be less than if the Fund had not leveraged.

      To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss to the Fund. In addition, such prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of the swap could result in a termination payment by the Fund. See "Interest Rate Transactions" below and "Risk Factors" for more information.

      HEDGING TRANSACTIONS. The Fund may also employ various hedging techniques ("Hedging Transactions") that will affect the Fund's average duration. (See "Risk Factors - Hedging Transactions.") In addition, the Fund may use various techniques and investments to increase or decrease its exposure to changing security prices, interest rates or other factors that affect security values. These techniques and investments may involve derivative transactions such as buying and selling options and futures contracts and selling securities short. The Fund may use these practices to adjust the risk and return characteristics of the Fund's portfolio. However, these techniques or investments may result in a loss, regardless of whether the intent was to reduce risk or increase return, with unexpected changes in market conditions or if the counterparty to the transaction does not perform as promised. In addition, these techniques or investments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

      Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular Hedging Transaction is a function of the overall strategy adopted by the Fund and market conditions. Further, Hedging Transactions may be used by the Fund in the future as they are developed or deemed by the Board to be appropriate and in the best interest of shareholders. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a Hedging Transaction.

      INTEREST RATE TRANSACTIONS. The Fund may, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time.

      Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (E.G., an exchange of floating rate payments for fixed rate payments) on a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

      The use of interest rate swaps or other hedging instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps could enhance or decrease the Fund's net income. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the rate of payment on the interest rate swap, this will reduce the performance of the Fund. If, on the other hand, short-term interest rates are higher than the Fund's rate of payment on the interest rate swap, this will enhance the performance of the Fund.

      The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

      The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

      Because these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Advisor and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess that satisfies the requirements of the 1940 Act will be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps and floors that are written by the Fund.

      The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Advisor to present minimal credit risks. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      The Fund's use of interest rate swaps could increase or decrease, with a corresponding impact on the net asset value of the Fund. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the Fund's net asset value. In addition, if the counterparty to an interest rate swap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could adversely affect the performance of the Shares. See "Risk Factors" for more information.

      FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order to claim an exclusion as a commodity pool operator so as to not be subject to registration or regulation as a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

      Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund. At the time the Fund enters into a futures contract or options transaction, a segregated account consisting of cash or liquid securities equal to the net amount of the excess, if any, of the Fund's obligations over its entitlements that satisfies the requirements of the 1940 Act may be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian.

      EURODOLLAR FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.

      WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities that satisfies the requirements of the 1940 Act may be identified by memo entry in the Fund's accounting records or maintained in a segregated account by a custodian. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when- issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

                         DESCRIPTION OF FUND INVESTMENTS

      REAL ESTATE EQUITY SECURITIES. For purposes of the Fund's investment policies, the Fund considers a real estate company to be a company that:

      o Derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or at least 50% of its assets are invested in such real estate.

      REITS. A REIT is a real estate company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these dividends in an effort to meet the high current income goal of its investment objectives.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

      PREFERRED STOCKS. The Fund may invest in preferred stocks issued by REITs. Preferred stocks pay fixed or floating rate dividends to investors, and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

      REAL ESTATE DEBT SECURITIES.

      CMBS. CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties, hotels and motels, nursing homes, and medical facilities. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics. Under normal market conditions, the Fund will invest to a significant degree in subordinated CMBS.

      Commercial mortgage loans are sometimes non-amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital.

      Unlike most single family residential mortgages, commercial real estate loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

      Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of losses in CMBS.

      CMBS have been issued in public and private transactions by a variety of public and private issuers. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

      Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity in the underlying properties.

      Many of the CMBS in which the Fund will invest are issued in a senior/subordinated structure. In these structures, the senior class investors have greater protection against potential losses on the underlying loans or assets than do the subordinated class investors.

      In senior/subordinated structures, the CMBS is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

      COLLATERALIZED BOND AND COLLATERALIZED DEBT OBLIGATIONS ("CDOS"). CDOs entitle the holders thereof to receive payments that depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the CDOs) on the credit exposure to or cash flow from a portfolio consisting primarily of (i) commercial and industrial bank loans or corporate debt securities, (ii) ABS, Fund Debt Securities and CDOs or (iii) a combination of the foregoing. CDOs backed by bank loans and commercial debt securities generally have the following characteristics: (1) the bank loans and the debt securities have varying contractual maturities; (2) the bank loans and the debt securities are obligations of a relatively limited number of obligors or issuers and accordingly may represent a relatively undiversified pool of obligor credit risk; (3) repayment thereof can vary substantially from the contractual payment schedule (if any), with early prepayment of individual bank loans or debt securities depending on numerous factors specific to the particular issuers or obligors and upon whether, in the case of bank loans or debt securities bearing interest at a fixed rate, such loans or securities include an effective prepayment premium; and (4) proceeds from such repayments or from sales of portfolio securities, can for a limited period and subject to compliance with certain eligibility criteria, be reinvested, at the direction of a collateral manager, in additional bank loans or debt securities.

      UNSECURED REIT DEBT. The investment return of unsecured debt of REITs reflects interest on the security and changes in the market value of the security. The market value of unsecured debt of REITs also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      REAL ESTATE PRIVATE DEBT

      WHOLE LOANS. The Fund may invest in debt securities which are first lien commercial mortgage loans. The loans are secured by one or more properties and represent a non-recourse obligation of the borrower. For commercial mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings.

      B NOTES. The Fund may invest in debt securities in which a first lien commercial mortgage loan is structured into a senior position (previously defined as an "A Note") and a junior position (previously defined as a "B Note"). Typically, an A/B Note structure will be backed by a mortgage on commercial real estate valued between $15 and $200 million. Many times, the large size of the underlying loan precludes efficient sale into a CMBS transaction due to the diversification constraints imposed by the rating agencies. As a result, the mortgage is split into the A/B Note structure with the A Note placed into the CMBS and the B Note privately placed outside of the CMBS. The cash flow from the mortgage will be used to make principal and interest payments on the A Note and the B Note.

      MEZZANINE LOANS. Mezzanine Loans are loans that are secured by partnership interests in the equity of a commercial real estate property. If a borrower defaults on the obligation, the lender may take over the partnership's place in the ownership of the property. The risks of real estate ownership include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes.

      U.S. GOVERNMENT SECURITIES. U.S. government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. government. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Obligations of agencies and instrumentalities of the U.S. government often are not backed by the full faith and credit of the U.S. government.

INVESTMENT RESTRICTIONS

      FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objectives and the following investment restrictions are Fundamental and cannot be changed without the approval of the holders of a majority of the outstanding Shares, which means the lesser of (a) more than 50% of the outstanding Shares or (b) 67% or more of the Shares represented at a meeting where more than 50% of the outstanding Shares are represented. All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.

      DIVERSIFICATION
      ---------------

      For purposes of qualifying for pass-through tax treatment under Subchapter M of the Code, the Fund may not, with respect to 50% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

      The Fund may not invest 25% or more of the value of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

      For purposes of these restrictions, the Fund generally treats each pool of assets backing an issue of MBS or ABS as the issuer, rather than the sponsor or depositor of the pool.

      CONCENTRATION OF SECURITIES. The Fund will concentrate its investments (more than 50%) in the commercial real estate property industry. The Fund will not concentrate in any other industries.

      LEVERAGE AND SENIOR INDEBTEDNESS. The Fund may not issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), other than for the temporary purposes permitted by the 1940 Act, in excess of 33 1/3% of the Fund's total assets (including the proceeds of such senior securities issued and money borrowed) or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act and consistent with the guidelines promulgated in SEC Rel. 10666, good faith hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps maintained in accordance with the guidelines in SEC Rel. 10666 will not be treated as senior securities.

      The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by the restriction above. Collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction because the Fund will comply with the guidelines in SEC Rel. 10666, including the collateral requirements.

      SECURITIES LENDING. The Fund may not make loans of money or property to any person, except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with the Fund's investment objectives and policies and investment restrictions or the temporary investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of the Fund's total assets (including such loans).

      UNDERWRITING. The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own Shares the Fund may be deemed to be an underwriter.

      OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund may not invest for the purpose of exercising control over management of any company.

      The Fund may not purchase or sell commodities or commodity contracts except for hedging purposes.

      The Fund may not invest in real estate.

      The Fund may not, except in the case of short sales against the box, make any short sale of securities, unless, after giving effect to such sale, the market value of all securities sold short does not exceed 10% of the value of the Fund's total assets and the Fund's aggregate short sale of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

      The Fund may not invest in securities of other investment companies, except that the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets but in no event to an extent not permitted by Section 12(d) of the 1940 Act.

      The Fund may not invest in CMBS where the underlying assets are non-dollar denominated Commercial Mortgage Loans.

      The Fund may not invest in any security that would cause any investor in the Fund to be required to make a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                                  RISK FACTORS

      An investment in the Fund is subject to a number of risks and special considerations. The net asset value of the Fund's Shares will fluctuate with and be affected by, among other things, credit risk, interest rate risk, bond market risk, prepayment risk, leverage risk and risks associated with interest rate swaps and other hedging transactions. In addition, an investment in Shares will be subject to discount risk, economic sector risk and inflation risk. Each of these risks is more fully described below.

      [Closed-end fund shares frequently tend to trade at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering. This will not be an issue for the Fund because the Shares will not be publicly offered.]

The following are principal risks for the Fund:

HIGH RISK, HIGH YIELD SECURITIES

      Generally, lower rated or unrated (high risk, high yield) securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers, servicers or originators of such securities, or the underlying collateral. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative investments. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's shares.

      While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions including, unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk.

      The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

      In general, the ratings of the rating agencies represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Advisor to evaluate potential investments.

      In order to calculate the average credit quality of the Fund, the Fund will assign sequential numbers to each of the 7 rating categories from AAA (Aaa) to Unrated, with the interim categories of + (1) or - (3) resulting in a +0.3 or -0.3, respectively. The value of each instrument will be multiplied by the rating equivalent number assigned to its lowest rating, sum all of such products, divide the aggregate by the net asset value of the Portfolio and convert the number back to its equivalent rating symbol. All securities rated less than B-, shall have the same rating number.

COMMERCIAL MORTGAGE-BACKED SECURITIES

      Investments in CMBS involve the credit risk of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such CMBS and the risks associated with direct ownership of real estate. This may be especially true in the case of CMBS secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, changes in management of the underlying commercial property, energy costs, government regulations with respect to environmental, zoning, rent control, bankruptcy and other matters, real estate and other taxes, and prepayments of the underlying commercial mortgage loans (although such prepayments generally occur less frequently than prepayments on residential mortgage loans).

      While the credit quality of the securities in which the Fund invests will reflect the perceived appropriateness of future cash flows to meet operating expenses, the underlying commercial properties may not be able to continue to generate income to meet their operating expenses (mainly debt services, lease payments, capital expenditures and tenant improvements) as a result of any of the factors mentioned above. Consequently, the obligors under commercial mortgages may be unable to make payments of principal and interest in a timely fashion, increasing the risk of default on a related CMBS. In addition, the repayment of the commercial mortgage loans underlying CMBS will typically depend upon the future availability of financing and the stability of real estate property values.

      Most commercial mortgage loans are non-recourse obligations of the borrower, meaning that the sole remedy of the lender in the event of a default is to foreclose upon the collateral. As a result, in the event of default by a borrower, recourse may be had only against the specific property pledged to secure the loan and not against the borrower's other assets. If borrowers are not able or willing to refinance or dispose of the property to pay the principal balance due at maturity, payments on the subordinated classes of the related CMBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes may only be determined after a foreclosure of the mortgage encumbering the property and if the mortgagee takes title to the property upon liquidation of the property. Factors such as the title to the property, its physical conditions and financial performance, as well as governmental disclosure requirements with respect to the condition of the property, may make a third party unwilling to purchase the property at a foreclosure sale or for a price sufficient to satisfy the obligations with respect to the related CMBS. The condition of a property may deteriorate during foreclosure proceedings. Certain obligors on underlying mortgages may become subject to bankruptcy proceedings, in which case the amount and timing of amounts due under the related CMBS may be materially adversely affected.

      In general, any losses on a given property, the lien on which is included in a CMBS, will be absorbed first by the equity holder of the property and then by the "first loss" subordinated security holder to the extent of its principal balance. Because the Fund intends to invest in both senior classes and subordinated classes of CMBS, in the event of default of the equity support, any debt classes junior to those in which the Fund invests will bear losses prior to the Fund. However, there can be no assurance that the Fund will be able to recover all of its investments in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if the values subsequently decline, the Fund may bear significant losses.

      The Fund also may create or acquire interest only classes of CMBS ("IOs"), which are classes of CMBS that are entitled to no (or only nominal) payments of principal, but only to payments of interest. The yield to maturity of IOs is very sensitive to changes in the weighted average life of such securities, which in turn is dictated by the rate of prepayments on the underlying mortgage collateral. Yield on IOs may be adversely affected by interest rate changes. In periods of declining interest rates, rates of prepayments on mortgage loans generally increase. If the rate of prepayments occurs faster than anticipated, then the yield on IOs will be affected adversely. The Fund also may create or acquire Sub IOs, a class for which interest generally is withheld and used to make principal payments on more senior classes. Sub IOs provide credit support to the senior classes, and thus bear substantial credit risk. Moreover, because all IO classes only receive interest payments, their yields are extremely sensitive not only to default losses but also to changes in the weighted average life of the relevant classes, which in turn will be dictated by the rate of prepayments on the underlying Mortgage Collateral.

COMMERCIAL MORTGAGE LOANS

      Commercial Mortgage Loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial Mortgage Loans also tend to have shorter maturities than residential mortgage loans and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon," due on maturity.

      The timely payment of interest and principal on a Commercial Mortgage Loan is secured by an income producing property and, therefore, is dependent upon performance and payments by the lessees under the related leases and the successful operation of the underlying property, rather than its liquidation value. If the net operating income from the underlying property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the Commercial Mortgage Loan may be impaired. Furthermore, the liquidation value of the property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors which are beyond the borrower's, the lender's or the property manager's control. Additionally, the borrower may be obligated to cause standard hazard insurance to be maintained with respect to an underlying property. Insurance with respect to extraordinary hazards such as earthquakes is not always required, and insurance may not be available (or is available only at prohibitively expensive rates) with respect to many other risks, including those listed above. In addition, there is no assurance that any loss incurred will not exceed the limits of policies obtained.

      In addition, the borrower's ability to make payments in respect of a Commercial Mortgage Loan largely depends on the ability of tenants to perform under their rental obligations under existing leases and the ability of the borrower to continue to lease a substantial portion of the property upon terms which do not adversely affect the property's cash flow. As the leases expire or lessees default, the demand for, and supply of, rental space in general, from time to time, may affect the property's occupancy rate and the rental rates obtained and concessions, if any, granted on new leases or re-leases of space, which may cause fluctuations in the cash flow from the operation of the property. Such fluctuations may affect the amount and timing of payments on the Commercial Mortgage Loan.

      Furthermore, Commercial Mortgage Loans with balloon payments involve a greater degree of risk of payment because the ability of a borrower to make a balloon payment will depend upon its ability to either refinance the loan or to sell the related property. The ability and desire of the borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the property, the physical and financial condition and operating history of the property, tax laws, prevailing general economic and market conditions and the availability of credit for commercial real estate projects, generally. In addition, the value of commercial properties depends, in part, on the fitness of such properties for a particular purpose. Thus, no assurance can be given that other parties will find such property sufficient for the purpose for which it is currently being used.

MEZZANINE CAPITAL

      Investments in Mezzanine Capital involve similar risks associated with investments in real estate and subordinated mortgage investments. Such risks which are commonly associated with the general and local economic conditions affecting the real estate market and the credit risks of delinquency and default are discussed in "Risk Considerations--Commercial Mortgage-Backed Securities" and "Risk Considerations--Commercial Mortgage Loans" herein.

REAL ESTATE MARKET RISK

      There are special risks associated with investing in the real estate industry, including:

      GENERAL REAL ESTATE RISKS. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

      Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

      RETAIL PROPERTIES. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns.

      A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

      OFFICE PROPERTIES. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect are increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

      Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

      HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

      These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

      MULTIFAMILY PROPERTIES. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

      COMMUNITY CENTERS. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

      SELF-STORAGE PROPERTIES. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general with respect to rental rates and occupancy levels.

INSURANCE ISSUES

      Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect Fund's investment performance.

ENVIRONMENTAL ISSUES

      In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the common shares could be reduced.

SMALLER COMPANIES

      Even the larger REITs tend to be small to medium-sized companies in comparison to many industrial and service companies. As of March 31, 2004, according to the National Association of Real Estate Investment Trusts ("NAREIT"), the market capitalization of REITs ranged in size from approximately $3.3 million to approximately $11.6 billion.

TAX ISSUES

      REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act.

COMMON STOCK RISK

      While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.


CONVERTIBLE SECURITIES RISK

The Fund may also invest in convertible securities of real estate companies. The market value of convertible securities may tend to decline as interest rates increase and, conversely, may tend to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

CREDIT RISK

      Credit risk is the risk that one or more securities in the Fund's portfolio will (1) decline in price due to deterioration of the issuer's or underlying pool's financial condition or other events or (2) fail to pay interest or principal when due. The Fund may invest up to 75% of its total assets in securities that are rated BB, Ba or B or are unrated. The Fund may invest up to 5% of total assets in unrated CMBS that represent the lowest tier of subordination from the cash flows of a pool of mortgage loans and that are considered to be of credit quality below securities rated "B." The Fund will not invest in securities that at the time of purchase are in default.

      Under normal market conditions, the Fund will invest to a significant degree in subordinated classes of CMBS. Subordinated classes are entitled to receive repayment of principal only after all such required principal payments have been made to more senior classes, and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater degree of non-payment than are senior classes. In addition, in certain market conditions, the market for subordinated classes of CMBS may not be as liquid as for other fixed income securities.

      In general, lower rated CMBS carry a greater degree of risks associated with negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an CMBS, than higher grade CMBS. Accordingly, the prices of these lower grade bonds are more sensitive to negative developments than are the prices of higher grade securities. Bonds of below investment grade quality are predominantly speculative with respect to the issuer's or pool's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

ECONOMIC SECTOR RISK

      Under normal market conditions, the Fund will be fully invested in Real Estate Equity Securities and Real Estate Fixed Income Securities. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences that affect real estate, and may increase the potential for fluctuation in the net asset value of the Fund`s Shares.

SUBORDINATED SECURITIES

      The Fund may invest in subordinated certificates. Credit enhancement in the form of subordination provides for the issuance of a senior class of certificates which are generally rated at least AA/Aa by any of the Rating Agencies and one or more classes of subordinated certificates which bear ratings lower than the senior certificates or are non-rated. Holders of either the senior or the subordinated certificates will ordinarily be entitled to a pro-rata share of distributions of principal and interest. However, in the event that delinquencies and defaults on the underlying loans or leases cause a shortfall in the distributions to the senior certificates, distributions otherwise payable to the subordinated certificates will be distributed to the senior certificates to the extent required. The characteristics of the loans and other credit enhancement features will determine the size of the subordinated interest required to obtain the desired rating on the senior securities.

      To compensate for the greater risk of loss on, and illiquidity of, the subordinated certificates, the yields on subordinated certificates are generally substantially higher than those available on senior certificates. To the extent that actual delinquency and loss experience is greater than anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, all or a portion of the principal could be lost; to the extent that such experience is more favorable than anticipated, the return on the subordinated certificates will be increased.

The following are secondary risks associated with an investment in the Fund:

RECENTLY ORGANIZED

      The Fund is a recently organized, non-diversified, open-end management investment company and has no operating history.

INTEREST RATE RISK

      Interest rate risk is the risk that debt securities may decline in value as interest rates rise. Generally, fixed-rate Real Estate Fixed Income Securities may decrease in value when interest rates rise and increase in value when interest rates fall. Generally, floating rate securities are not sensitive to interest rates in the same manner. Floating-rate Real Estate Fixed Income Securities will generally retain their value as interest rates rise and fall, except to the extent that rising or falling interest rates impact yield spread. Changes in interest rates may impact the overall economy and therefore result in changes to yield spreads.

      To the extent the Fund holds fixed rate securities, the values of the longer-term bonds fluctuate more in response to changes in interest rates than do the values of shorter-term bonds. Conversely, the values of the non-investment grade fixed-rate bonds are less likely than those of investment grade bonds to fluctuate inversely with changes in interest rates. The Fund's use of leverage, as described below, will tend to increase the interest rate risk of the Fund's shares.

INFLATION RISK

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline.

BOND MARKET RISK

      The value of debt securities tend to fall as interest rates rise. In addition, such securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund`s net asset value.

      Investing in debt securities involves certain risks. The yield spreads of the Fund's securities, or yield differentials between the Fund's securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund's assets to underperform Treasury and Agency securities. The amount of public information available about the Real Estate Fixed Income Securities in the Fund `s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Advisor than if the Fund were a stock Fund or corporate bond Fund. The secondary market for certain types of Real Estate Fixed Income Securities may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund`s ability to sell its bonds at attractive prices.

RESTRICTED AND ILLIQUID SECURITIES

      Liquidity relates to the ability of the Fund to readily dispose of securities and the price to be paid therefore, but does not relate to credit risk or the likelihood of receipt of cash at maturity. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. If it qualifies, the Fund may purchase certain restricted securities eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (the "1933 Act") or restricted securities eligible for sale to institutional accredited investors under Regulation D under the 1933 Act.

REPURCHASE AGREEMENTS

      The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans by the Fund to the other party to the agreement that are secured by the underlying securities. Repurchase agreements facilitate portfolio management and allow the Fund to earn additional revenue. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the credit worthiness standards established by the Advisor ("Qualified Institutions"). The Advisor will monitor the continued credit worthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral will be marked to market daily. Such agreements permit the Fund to keep all of its assets earning interest while retaining overnight flexibility in pursuit of investments of a longer-term nature.

      The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Also, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

LENDING OF SECURITIES

      The Fund may lend its portfolio securities to Qualified Institutions. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

      The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 50 % of the value of the Fund's total assets (including such loans). All relevant facts and circumstances, including the credit worthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending of securities, subject to review by the Board. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Board.

BORROWING

      The Fund may borrow from banks or through repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. The Fund will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, the Fund may invest in securities with borrowed money which lose value, thereby increasing the amount of loss incurred by an investor. In times of volatile markets, a sudden drop in the value of the assets of the Fund may cause the Fund to violate agreed upon credit maintenance ratios. This could result in a default under such loan agreements causing an early call of a loan and/or the payment of penalties to the lender; thereby causing a loss of income and/or principal to investors in the Fund. The Fund will only borrow when the Advisor believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.

HEDGING TRANSACTIONS

      The Fund may, but will not be obligated to, enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate collars, caps and floors, to preserve a return or spread on a particular investment within the portfolio or its entire portfolio and to manage the effective maturity or interest rate sensitivity of its portfolio. Hedging transactions may also be used to protect any unrealized gains in the value of the Fund's portfolio securities, to facilitate the sale of such securities or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any, all or none of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any particular hedging transaction is a function of the overall strategy adopted by the Fund and market conditions. Further hedging transactions may be used by the Fund in the future as they are developed or deemed by the Board to be appropriate and in the best interest of investors in the Fund. The Fund may not be able to hedge some of its investments due to the cost or lack of availability of a hedging transaction. The Fund intends to use these transactions as a hedge against market fluctuations and to manage the duration of the Fund's investments and not as speculative investments. The Fund may also purchase and sell (or write) options on securities or indices of securities and may purchase or sell futures contracts or options on futures contracts, as described below.

      The Fund may employ a variety of hedging transactions as described below and there can be no assurance that any such transaction used will succeed. The principal risks relating to the use of hedging transactions are: (a) possible imperfect correlation between changes in the value of the hedging instrument and the changes in the market value of the underlying securities; (b) possible lack of a liquid secondary market for closing out or offsetting a hedging position;
(c) losses on hedging positions resulting from general movements in securities prices or interest rate movements not anticipated by the Advisor, and (d) the possibility that the Fund could be obligated to pay variation margin on a hedging position at a time when it would be disadvantageous to do so. While the use of hedging transactions should tend to minimize the risk of loss resulting from a decline in the value of hedged portfolio securities, these transactions will tend to limit any potential that could result from an increase in the value of these securities. Such transactions also are subject to the risk that, if the Advisor is incorrect in its forecast of interest rates, market values or other economic factors affecting such a transaction, the Fund would have been better off if it had not entered into the transaction.

      CALLS AND PUTS ON SECURITIES AND RELATED OPTIONS. The Fund may engage in various put and call transactions. The Fund may hedge through the use of call options ("calls") on U.S. Treasury securities and CMBS that are traded on U.S. securities exchanges and in U.S. over-the-counter markets. The Fund may purchase and sell calls on these securities or indices thereof. Sales of calls will be "covered" while the call is outstanding (i.e., the seller owns the securities subject to the call or other securities acceptable for applicable escrow requirements). Some contracts are "cash settled" (i.e., the seller pays the difference between the call and market price in cash when the market price is higher). Cash-settled calls also may be covered. The Fund does not intend to sell any cash-settled calls that are not covered. If a call sold by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price.

      The Fund may hedge through the use of put options ("puts") that relate to U.S. Treasury securities and CMBS (whether or not it holds such securities in its portfolio) or on indices of securities. The Fund may purchase puts on these securities and may also sell puts on these securities or indices if such puts are secured by segregated liquid assets. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to be segregated liquid assets. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      A put option gives the purchaser of the option the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

      The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying security does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying security directly instead of purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option but to sell the underlying security, such potential option purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying securities' price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable, the market price of the underlying interest must exceed or be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

      The writer of an option assumes an obligation to deliver or purchase the underlying interest represented by the option upon the assignment to him of an exercise notice. The writer is subject to being assigned an exercise notice at any time after he has written the option until the option expires or until he has closed out his position by the offsetting purchase of an identical option.

      The Fund's ability to close out its position as a writer or purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities may be considered illiquid. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York.

      The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

      The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedge position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

      INTEREST RATE TRANSACTIONS. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (E.G., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If there is a default by the other party to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

      The Fund may enter into interest rate transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate transactions are subject to risks comparable to those described above with respect to other hedging strategies.

      The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Advisor and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements, with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

      The Fund will enter into interest rate transactions only with banks and recognized securities dealers believed by the Advisor to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      TOTAL RATE OF RETURN SWAP TRANSACTIONS. Total rate of return swap transactions involve risks that are similar to those of interest rate swaps, and also involve additional risks. The total rate of return of a published index or basket of bonds may exhibit substantial volatility. The total rate of return of an index in any given period may be positive or negative, and if it is negative and the Fund is receiving the total rate of return of that index in its part of the swap agreement, the Fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, the index on which the swap is based may cease to be published, or unusual market conditions in the basket of bonds on which the swap is based may prevent the index total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the Fund to lose some of the anticipated benefit from the swap, or otherwise reduce the Fund's return.

NON-DIVERSIFICATION

      As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to investing its assets in one or relatively few issuers. Non-diversification may present greater risks for the Fund than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash items (including receivables), U.S. Government securities, regulated investment company securities and other securities, limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of any taxable year, not more than 25% in value of the Fund's total assets may be invested in securities (other than securities of regulated investment companies or U.S. Government Securities) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or business. The limitations described in this paragraph regarding qualification under the Code as a "regulated investment company" are not Fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. See "Taxation."

DIVIDENDS AND DISTRIBUTIONS

      Subject to market conditions, the Fund will seek to provide its shareholders with a relatively stable level of dividends per share paid from net investment income. The Board may, in its sole discretion, change the Fund's current dividend policy in response to market or other conditions. The Fund's ability to maintain a stable level of dividends is a function of the yield generated by the Fund's investments, which depends on market conditions at the time those investments are made and on the performance of those investments.

      Capital gains, if any, will be distributed at least annually. "Net investment income," as used above, includes all dividends, interest and other income earned by the Fund on its portfolio holdings, net of the Fund's expenses. Quarterly notices will be provided in accordance with Section 19(a) of the 1940 Act.

      The Fund will not be permitted to declare dividends or other distributions with respect to the Shares or purchase Shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code.

PORTFOLIO TURNOVER

      The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% of the entire portfolio annually under normal market conditions. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, may be taxable as ordinary income. See "Portfolio Transactions and Brokerage."

RECENT DEVELOPMENTS

      As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events may have long-term effects on U.S. and world economies and markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of the financial markets could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Shares. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

      Given the above-described investment risks inherent in the Fund, investment in Shares should not be considered a complete investment program and is not appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

      The management of the Fund, including general supervision of the duties performed by the Advisor, is the responsibility of the Board. The Directors and officers of the Fund, their addresses, their ages, their principal occupations for at least the past five years and other information are set forth below.

---------------------------------------------------------------------------------------------------------------------
                                                                            Number
                                                                             of
                                                                          Portfolio
                                 Term of                                    in Fund
                                Office of                                  Complex
                Position(s)     Length and                                 Overseen         Other Directorships Held
Name, Address,   Held with        Timed         Principal Occupations(s)      by            Outside Fund Complex by
    and Age      Fund            Served         During Past 5 Years        Director                  Director
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND DIRECTORS
---------------------------------------------------------------------------------------------------------------------
Harald R.       Director        Elected         Chief Executive               3               Director and Chairman
Hansen                          for one         Officer of First                              of the Executive Committee
                                year term       Georgia in 1987.                              of the Georgia Commerce
c/o One                         beginning       Chairman in 1989                              Bank.
Liberty Plaza                   October         and held position
36th Floor                      2004            until he retired in
New York, NY                                    1996.  Executive
10006-1404                                      Vice President in
                                                charge of the
Age 73                                          General Banking
                                                Group of First
                                                National Bank of
                                                Georgia.  Director
                                                of Atlanta Symphony,
                                                Director of Midtown
                                                Alliance and
                                                Director and
                                                Chairman of the U.S.
                                                Disabled Athletes
                                                Fund. Trustee and
                                                Treasurer of the
                                                Board of Oglethorpe
                                                University; Trustee
                                                and President of
                                                Asheville School and
                                                a Trustee of the
                                                J.M. Tull
                                                Foundation.
---------------------------------------------------------------------------------------------------------------------
Leo M. Walsh    Director        Elected         Financial                     6               Director and/or
                                for two         Consultant for                                Trustee of several
c/o One                         year            Medco Health                                  investment
Liberty Plaza                   term            Solutions Inc.                                companies advised
36th Floor                      beginning       (Formerly                                     by Hyperion Capital
New York, NY                    October         Merck-Medco Managed                           Management, Inc. or
10006-1404                      2004            Care LLC.)                                    by its affiliates
                                                (1994-2003).                                  (1989-Present).
Age 72

---------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"
---------------------------------------------------------------------------------------------------------------------
Kurt L.         Director        Elected         Senior Vice                   1               n/a
Wright*                         for             President and
                                three           Managing Director
c/o One                         year            of GMAC
Liberty Plaza                   term            Institutional
36th Floor                      beginning       Advisors, LLC (2000
New York, NY                    October  -      Present).
10006-1404                      2004            Principal at Lend
                                                Lease Real Estate
Age 45                                          Investments (until 2000).

---------------------------------------------------------------------------------------------------------------------

      * Indicates a director who is an "interested person" within the meaning of the 1940 Act. Kurt L. Wright serves as Chairman of the Board and Senior Vice President of the Advisor. As a result of his service with the Advisor, the Fund considers Mr. Wright to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.


      [There are no family relationships between any of the persons listed on the above table.]

                         POSITION(S) HELD
                         WITH FUND AND               PRINCIPAL OCCUPATION(S)
                         TERM OF OFFICE              DURING PAST 5 YEARS AND
                         AND LENGTH OF               OTHER DIRECTORSHIPS HELD
NAME AND ADDRESS         TIME SERVED                 BY DIRECTOR
----------------         ------------------          ------------------------
Clifford E. Lai          President                   President (since November
                                                     1998) of Hyperion Capital
c/o One Liberty Plaza    Elected Annually            Management, Inc. (March
36th Floor               beginning October 2004      1993-Present); President
New York, NY                                         (since June 1997) of Hyperion
10006-1404                                           2002 Term Trust, Inc. and
                                                     Hyperion 2005 Investment Grade
                                                     Opportunity Term Trust, Inc.
                                                     (Senior Vice President from
                                                     April 1993 to June 1997);
                                                     President (since October 1995)
                                                     of The Hyperion Total Return
                                                     Fund, Inc.; Director and
                                                     Chairman of the Board (since
                                                     October 2000) of the Hyperion
                                                     Strategic Bond Fund, Inc.
                                                     Formerly, President (December
                                                     1999-October 2000) of the Lend
                                                     Lease Hyperion High-Yield CMBS
                                                     Fund, Inc.; Senior Vice
                                                     President (November
                                                     1998-December 1999) of the
                                                     Lend Lease Hyperion High-Yield
                                                     Commercial Mortgage Fund,
                                                     Inc.; Senior Vice President
                                                     (September 1995-November 1998)
                                                     of the Equitable Real Estate
                                                     Hyperion High-Yield Commercial
                                                     Mortgage Fund, Inc.

Jeff Williams            Vice President              Hyperion GMAC Capital
                                                     Advisors, LLC, New York, NY -
c/o One Liberty Plaza    Elected Annually            August 2003 to Present; Board
36th Floor               beginning October 2004      of Managers; Investment
New York, NY                                         Committee - Alternate
10006-1404                                           (formerly Lend Lease Hyperion
                                                     Capital Advisors, LLC) GMAC
                                                     Institutional Advisors, LLC,
                                                     Alpharetta, GA - August 2003
                                                     to Present; Board of Managers,
                                                     Lend Lease Real Estate
                                                     Investments, Inc., Atlanta, GA
                                                     - June 1997 to August 2003.

Daniel S. Kim            Chief Compliance Officer    Hyperion Capital Management,
                         and  Secretary              Inc., New York, NY - September
c/o One Liberty Plaza                                2004 to Present. Director,
36th Floor               Elected Annually            General Counsel, Chief
New York, NY             beginning October 2004      Compliance Officer; Hyperion
10006-1404                                           GMAC Capital Advisors, LLC,
                                                     New York, NY - September 2004
                                                     to Present. General Counsel,
                                                     Chief Compliance Officer; Oak
                                                     Hill Capital Management, Inc.,
                                                     New York, NY - May 2001 to
                                                     August 2004. Assistant General
                                                     Counsel, Chief Compliance
                                                     Officer; Oak Hill Advisors,
                                                     L.P., New York, NY - May 2001
                                                     to August 2004. Assistant
                                                     General Counsel; Arkin, Kaplan
                                                     & Cohen, New York, NY -
                                                     January 2001 to April 2001.


Thomas F. Doodian       Treasurer                    Formerly, Vice President of CS
                                                     First Boston MBS Trader,
c/o One Liberty Plaza   Elected Annually             Business Unit Controller
36th Floor              beginning October 2004       (1984-1994).  Managing
New York, NY                                         Director, COO and Controller,
10006-1404                                           Hyperion Capital Management,
                                                     Inc. (July 1995-Present).
                                                     Treasurer of several
                                                     investment companies advised
                                                     by Hyperion Capital
                                                     Management, Inc. (February
                                                     1998-Present).

COMMITTEES AND MEETINGS

      The Fund has a standing Audit Committee currently consisting of Messrs. Leo Walsh and Harald Hansen, who are members of the Board and are currently non-interested persons of the Fund. Mr. Walsh currently serves as Chairman of the Audit Committee. The principal functions of the Fund's Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated costs of their audit and to receive and consider a report from the independent accountants concerning their conduct and the results of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee met [ ] times during the last fiscal year.

      The Fund has a Nominating and Compensation Committee, which presently consists of Messrs. Leo Walsh and Harald Hansen. Mr. [Walsh] currently serves as Chairman of the Nominating and Compensation Committee. The function of the Committee is to recommend candidates for election to the Board as independent Directors. The Nominating and Compensation Committee met [ ] times during the last fiscal year. The Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to the Secretary of the Fund. The function of the Committee is also to determine the compensation paid to the independent Directors. The Fund does not have an Executive Committee.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

      The Board, including a majority of the Directors who are not interested persons of the Fund as defined in the 1940 Act (the "Disinterested Directors"), has the responsibility under the 1940 Act to approve the Fund's Investment Advisory and Sub-Advisory Agreements (the "Agreements") for their initial term and annually thereafter at a meeting called for the purpose of voting on such matters.

      THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS
      ------------------------------------------------

      The current Agreements were approved for an initial two year term by the Fund's Directors, including a majority of the Disinterested Directors, at a meeting held on October 25, 2004. The current Agreements provide for no investment fee to be paid by the Fund to the Advisor or paid by the Advisor to the Sub-Advisor.

      In determining whether to approve the Agreements, the Directors reviewed the materials provided by the Advisor and Sub-advisor and considered the following: (1) that the level of the management fees and estimated expense ratios of the Fund were much lower as compared to competitive Funds of a comparable size (including the amount and nature of fees paid by shareholders);
(2) the nature and quality of the services rendered by the Sub-advisor with respect to another Fund in the Hyperion complex and the Directors' satisfaction with those services, (3) anticipated benefits to be derived by the Advisor and Sub-advisor from their relationship with the Fund, (4) the costs of providing services to the Fund and the economies of scale that the Sub-Advisor has received as a result of managing another Fund in the Fund's complex, and (5) the anticipated profitability of the Fund to the Advisor and Sub-advisor.

      In considering the Agreements, the Board of Directors did not identify any single factor as controlling. Since a member of the Board of Directors serves on the Board of another Fund in the Fund's complex, which is advised by the same Sub-advisor, a portion of the Board of Directors is continually reviewing the Sub-advisor's investment staff and portfolio management process. Based on their evaluation of all material factors discussed above and assisted by the advice of independent counsel, the Board of Directors, including a majority of the Disinterested Directors, concluded that the Agreements are fair and reasonable.

      THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS
      -------------------------------------------------

      On March 10, 2005, the Board, including those persons identified as interested persons and a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the "Disinterested Directors"), approved a new Investment Advisory Agreement and a new Investment Sub-Advisory Agreement (the "New Agreements"). The new Agreements are pending Shareholder approval. The New Agreements provide for a 1% investment management fee and the ability to amend each Agreement with Board approval. There are no other substantive changes to either of the Agreements. The New Agreements are the subject of a Shareholder vote to be taken at the Shareholder Meeting.

      In determining whether to approve the New Agreements, the Directors reviewed the materials provided by the Advisor and Sub-Advisor and considered the following:

            o The possibility that under the Current Investment Advisory Agreement, certain Shareholders may be deemed to be receiving a preferential dividend in violation of the Code, in that they do not pay investment management fees but hold the same class of Shares as other Shareholders;

            o The issues giving rise to the Rescission Offers and the Advisor's response thereto;

            o The nature, extent, and quality of the services to be provided by the Advisor and the Directors' satisfaction with those services;

            o As an affiliate of GMAC Commercial Mortgage Corporation ("GMACCM"), the Advisor is a sophisticated player in the real estate securities market and the Fund is part of a sophisticated trading strategy developed in part by the Advisor and the Sub-Advisor. It would be difficult to replicate that strategy through a different Advisor or Sub-Advisor;

            o The investment performance of the Advisor and the Fund (for the short period of time it has been in operation) compared with similar funds managed by other advisors;

            o The Investment management fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisors;

            o The total expense ratio of the Fund and of similar funds managed by other advisors;

            o The Advisor and Sub-Advisor provide access to markets the Shareholders would not otherwise have access to;

            o The cost of services to be provided and the profits to be realized by the Advisor and its affiliates from its relationship with the Fund;

            o The profitability of the Current Investment Advisory Agreement and its affiliates and the extent to which economies of scale would be realized as the Fund grows; and

            o Whether the fee levels reflect these economies of scale for the benefit of the Shareholders.

      In determining whether to approve the Sub-Advisory Agreement, the Directors reviewed the materials provided by the Sub-Advisor and considered the following in addition to the points discussed above:

            o The Fund will not incur additional expenses by permitting the Advisor to pay a sub-advisory fee to the Sub-Advisor;

            o The expectation that the operation of the Sub-Advisor and the day-to-day management of the Fund's portfolio will remain unchanged;

            o The Sub-Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), its research and credit analysis resources and its investment process will remain unchanged;

            o The terms of the New Investment Sub-Advisory Agreement will be the same as those of the Current Investment Sub-Advisory Agreement, but for the fee and a provision regarding amendments; and

            o The nature, extent and quality of the services that the Sub-Advisor has been providing to the Fund will remain unchanged.

      In determining whether to approve the Sub-Advisory Agreement as a result of the Sub-Advisor's change in control, the Board considered all of the above and the following:

             o The Sub-Advisor will have access to the resources and personnel of Brascan Corporation; and

             o The direct owners and financial viability of the Sub-Advisor will remain unchanged.

      In considering the new Agreements, the Board did not identify any single factor as controlling. [Since a member of the Board serves on the board of directors of another fund in the Fund's complex, which is advised by the same Sub-Advisor, a portion of the Board is continually reviewing the Sub-Advisor's investment staff and portfolio management process.] Based on their evaluation of all material factors discussed above and assisted by the advice of independent counsel, the Board, including a majority of the Disinterested Directors, concluded that the Agreements are fair and reasonable.

OUTSTANDING SHARES

      The table below shows the outstanding securities of the Fund as of [date
<90 days prior to filing].

(1)          (2)            (3)                   (4)
Title of     Amount         Amount Held by Fund   Amount outstanding Exclusive
Class        Authorized     or for its Account    of Amount Shown under (3)

Common Stock 50,000,000     [  ]                  [  ]
             Shares


DIRECTOR OWNERSHIP

      The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund as of December 31, 2004 and of all Funds overseen by each Director in the Fund Complex as of December 31, 2004. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


                                                    AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                                DOLLAR RANGE OF        DIRECTOR OR NOMINEE
                               EQUITY SECURITIES          IN FAMILY OF
             NAME OF DIRECTOR     IN THE FUND         INVESTMENT COMPANIES
             ----------------     -----------         --------------------

             Harald R. Hansen       [None]                  [None]
             Leo M. Walsh           [None]             [Over $100,000]
             Kurt M. Wright         [None]             [$1 to $10,000]


            [As of December 31, 2004, no Disinterested Director or any of his immediate family members owned beneficially or of record any class of securities of the Fund, the Advisor, the Sub-Advisor or any person controlling, controlled by or under common control with the Fund, the Advisor, or the Sub-Advisor.]

            [During the calendar year ended December 31, 2004 (the first year of the Fund's existence), no Disinterested Director (or his immediate family members) had:]

            [1. Any direct or indirect interest in the Fund, the Advisor, the Sub-Advisor or any person controlling, controlled by or under common control with the Fund, the Advisor, or the Sub-Advisor;]

            [2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by the Advisor or the Sub-Advisor; (iii) the Fund, the Advisor, or the Sub-Advisor;
(iv) a person controlling, controlled by or under common control with the Fund, the Advisor, or the Sub-Advisor; or (v) an officer of any of the above; or ]

            [3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by Advisor or Sub-Advisor; (iii) the Fund, the Advisor, or the Sub-Advisor; (iv) a person controlling, controlled by or under common control with the Fund, the Advisor, or the Sub-Advisor; or (v) an officer of any of the above.]

            [During the calendar year ended December 31, 2004 (the first year of the Fund's existence), no officer of the Fund, the Advisor, the Sub-Advisor or any person controlling, controlled by or under common control with the Fund, the Advisor, or the Sub-Advisor served on the Board of Directors of a company where a Disinterested Director of the Fund or any of their immediate family members served as an officer.]

PRINCIPAL SHAREHOLDERS

            [To the knowledge of the Fund, as of [ ] no current Director of the Fund owned 1% or more of the outstanding Shares, and the officers and Directors of the Fund owned, as a group, less than 1% of the Shares. ]

CONTROL PERSONS

            As of [no more than 30 days prior to the date of filing], [names of LLC investors] control the Fund because they each have the beneficial ownership through the LLC of [more than 25] percent of the voting securities of the Fund. The effect of such control on the voting rights of other Shareholders is [ ].

      [LLC Investor 1 - if >25% ownership]'s address is [ ]. [if corp., give state of organization]. [LLC Investor 1] beneficially owns [ ]% of the voting securities and has [no] other basis for control. [LLC Investor 1]'s parent is [ ].

      [LLC Investor 2 - if >25% ownership]'s address is [ ]. [if corp., give state of organization]. [LLC Investor 2] beneficially owns [ ]% of the voting securities and has [no] other basis for control. [LLC Investor 2]'s parent is [ ].

      [LLC Investor 3 - if >25% ownership]'s address is [ ]. [if corp., give state of organization]. [LLC Investor 3] beneficially owns [ ]% of the voting securities and has [no] other basis for control. [LLC Investor 3]'s parent is [ ].

COMPENSATION OF DIRECTORS

                                                               TOTAL
                                     PENSION OR                COMPENSATION
                                     RETIREMENT   ESTIMATED    FROM FUND
                                     BENEFITS     ANNUAL       AND FUND
                       AGGREGATE     ACCRUED AS   BENEFITS     COMPLEX**
NAME OF PERSON AND     COMPENSATION  PART OF FUND UPON         PAID TO
POSITION               FROM FUND*    EXPENSES*    RETIREMENT*  DIRECTORS*
------------------     ------------  ------------ -----------  ----------

Harald R. Hansen,      [$7,000]       [None]       [None]      [$11,000]
Director

Leo M. Walsh,          [$7,000]       [None]       [None]      [$52,000]
Director

Kurt L. Wright,         [None]        [None]       [None]       [None]
Director

----------

* Because the Fund has not completed its first full year since its organization, the information furnished is for the current fiscal year, estimating payments that will be made pursuant to existing agreements or understandings.
** The Hyperion Fund complex consists of 6 Funds, including the Fund.

      The Board consists of three members, at least 50% of whom are not "interested persons" as defined in the 1940 Act. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding Shares may elect all of the Directors. The Fund will pay each Director not affiliated with the Advisor a fee of $7,000 per year, together with annual out-of-pocket expenses relating to attendance at such meetings.

      The Fund's Articles of Incorporation limit the personal liability of Directors and officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Based upon Maryland law, the Fund's Directors and officers have no liability to the Fund and its shareholders for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles of Incorporation do not protect or purport to protect Directors and officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person's office.

      In addition, the Fund's Articles of Incorporation provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act. Under Maryland law, the Fund is entitled (and, if the Director or officer is successful on the merits or otherwise, obligated) to indemnify each Director or officer in connection with any proceeding to which such Director or officer is made a party by reason of service in his capacity as a Director or officer, unless it is proved that (1) the act or omission of the Director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both as to third party actions and derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or officer in connection with the proceeding. If, however, the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or officer shall have been adjudged to be liable to the Fund. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

      The indemnification rights provided or authorized by the Articles of Incorporation or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund has also obtained liability insurance at its expense for the benefit of its Directors and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles of Incorporation and applicable law.

ADVISOR

      The Fund has engaged the Advisor, GMAC Institutional Advisors, LLC, to provide professional investment management for the Fund pursuant to an Investment Advisory Agreement dated October 25, 2004. The Board approved a new Investment Advisory Agreement on March [10], 2005 which is pending, subject to Shareholder approval. The Advisor is a Delaware corporation which was organized on May 4, 1995. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The business address of the Advisor and its officers and directors is 12735 Morris Road, Suite 100, Alpharetta, GA 30004. Subject to the authority of the Board, the Advisor is responsible for overall management of the Fund's business affairs. The Advisor's clients include pensions, foundations and endowments, insurance companies and closed-end investment companies. In its investment process, the Advisor focuses on relative value opportunities in real estate markets.

      The Advisor is a wholly owned subsidiary of GMAC Commercial Mortgage Corporation ("GMACCM") and provides investment management services to institutional investors through a wide range of real estate related investment opportunities in the fixed income and equity asset classes. Through its affiliation with GMACCM, one of the largest commercial mortgage bankers in the United States, the Advisor has substantial resources available to achieve investment goals including access to GMACCM's nationwide commercial mortgage network. The Advisor's investment programs include strategically tailored single client accounts and commingled Funds. As of December 31, 2004 the Advisor had over [$9.018 billion] of assets under management. Because of its relationship with GMACCM, the Fund will not purchase any securities in an initial issuance from GMACCM and its affiliates, nor will it purchase CMBS in the secondary market issued by GMAC or its affiliates. Any GMACCM securities purchased by the Fund will be purchased in the secondary market.

      Affiliated persons of the Fund who are also affiliated persons of the Advisor include [ ]. The capacities in which such persons named are affiliated with the Fund and/or with the Advisor are [ ].

INVESTMENT ADVISORY AGREEMENT

      The Board, including those persons identified as interested persons and a majority of the Disinterested Directors, initially approved the Investment Advisory Agreement on October 25, 2004 and approved a new Investment Advisory Agreement on March [], 2005. A proxy statement seeking Shareholder approval of the new Investment Advisory Agreement was mailed to Shareholders on March [], 2005, and the corresponding Shareholder vote is scheduled for [March 31], 2005. The Investment Advisory Agreement will continue in effect for two years and then from year to year, but only so long as such year to year continuation is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

      The Fund has retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

      The Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Investment Advisory Agreement, and will pay all salaries of the Fund's Directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. Currently, the Investment Advisory Agreement provides that the Fund shall not pay a fee to the Advisor for its services. If approved by the Shareholders, the new Investment Advisory Agreement will provide for the Fund to pay the Advisor on the first business day of each month in advance a management fee equal to 1/12th of 1% of the net assets of the Fund as those net assets were calculated as of the last business day of the preceding month.

SUB-ADVISOR

      The Sub-Advisor, Hyperion/GMAC Capital Advisors, LLC, an investment advisor registered under the Advisers Act, is a Delaware limited liability company. The Sub-Advisor was organized in 1995 as Equitable Real Estate Hyperion Capital Advisors, LLC and changed its name in 1998 to Lend Lease Hyperion Capital Advisors, LLC and in 2003 to Hyperion GMAC Capital Advisors, LLC. The Sub-Advisor managed approximately [$1.64] billion of assets as of November 30, 2004. The business address of the Sub-Advisor is One Liberty Plaza, 36th Floor, New York, New York 10006-1404.

      The Sub-Advisor is owned (50% each) by the Advisor and Hyperion Capital Management, Inc. ("HCM"). GMAC Commercial Mortgage Corporation is the owner of the Advisor. GMAC Commercial Holding Corporation is a controlling shareholder of GMAC Commercial Mortgage Corporation. GMAC Mortgage Group, Inc. is a controlling shareholder of GMAC Commercial Holding Corporation. General Motors Acceptance Corporation ("GMAC") is a controlling shareholder of GMAC Mortgage Group, Inc. General Motors Corporation is a controlling shareholder of GMAC.

      HCM is a Delaware corporation organized in February 1989 and an investment advisor registered under the Advisers Act. The business address of HCM and its officers and directors is One Liberty Plaza, 36th Floor, New York, New York 10006-1404. As of August 31, 2004, HCM had approximately [$10.33] billion in assets under management. HCM's clients include pensions, foundations and endowments, insurance companies and closed-end mutual funds. In its investment process, the Advisor focuses on relative value opportunities, particularly in mortgage backed securities ("MBS") and asset-backed securities ("ABS") markets. HCM is a subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM, L.L.C. ("LSR") owns 61.75% of HHI. LSR Hyperion Corp. is the managing member of LSR. Lewis S. Ranieri is the sole shareholder of LSR Hyperion Corp. Subject to the authority of the Board, the Sub-Advisor is responsible for assisting the Advisor with the overall management of the Fund's business affairs.

      Affiliated persons of the Fund who are also affiliated persons of the Sub-Advisor include [ ]. The capacities in which such persons named are affiliated with the Fund and/or with the Sub-Advisor are [ ].

INVESTMENT SUB-ADVISORY AGREEMENT

      The Board, including those persons identified as interested persons and a majority of the Disinterested Directors, initially approved the Investment Sub-Advisory Agreement on October 25, 2004 and approved a new Investment Sub-Advisory Agreement on March [10], 2005. A proxy statement seeking Shareholders approval of the new Investment Sub-Advisory Agreement was mailed on March [], 2005. The Investment Sub-Advisory Agreement will continue in effect for two years and then from year to year, but only so long as such year to year continuation is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Sub-Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

      The Fund has retained the Sub-Advisor to assist the Advisor with the management of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

      The Investment Sub-Advisory Agreement provides, among other things, that the Sub-Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Investment Sub-Advisory Agreement, and will pay all salaries of the Fund's Directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Sub-Advisor. The current Investment Sub-Advisory Agreement provides that the Advisor shall not pay a fee to the Sub-Advisor for its services. If approved by the Shareholders, the new Investment Sub-Advisory Agreement provides that the Advisor will pay to the Sub-Advisor the 1% investment management fee that the Advisor receives from the Fund. Because the Sub-Advisor is jointly owned by the Advisor and HCM, the effect of passing the fee would be that each of the Advisor and HCM receives 50% of the fee.

PORTFOLIO MANAGEMENT

      Mr. Kurt L. Wright, CFA, Senior Vice President of the Advisor, and Mr. Jeff Williams, CFA, Senior Vice President of the Advisor, will be responsible for overall portfolio strategy and day-to-day management of the real estate equity securities in the Fund's portfolio. Mr. Clifford Lai, Co-Chairman of the Board of Managers of the Sub-Advisor, and Mr. Thomas Mattinson, Senior Vice President of the Advisor, will be primarily responsible for the day-to-day management of the real estate fixed income securities in the Fund's portfolio.

      OTHER ACCOUNTS MANAGED

      Mr. Wright has been [employed by and/or associated with the Fund, its Advisor, or its Sub-Advisor since [___]. His business experience during the last five years includes positions as Senior Vice President and Managing Director of GMAC Institutional Advisors, LLC (2000 - Present) and Principal at Lend Lease Real Estate Investments (until 2000). Other accounts that Mr. Wright manages are [___]. Of those, [ ] are registered investment companies with total assets of $[ ] upon which his advisory fee is based, [ ] are other pooled investment vehicles, and [ ] are other accounts. Mr. Wright owns [___] Shares.] Material conflicts of interest that could arise between the Fund and the other investment of other accounts listed in this paragraph include [i.e. material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.]. All information in this paragraph is as of January 31, 2005.

      Mr. Williams has been [employed by and/or associated with the Fund, its Advisor, or its Sub-Advisor since [___]. His business experience during the last five years includes positions with Hyperion GMAC Capital Advisors, LLC, (August 2003 to Present); Board of Managers; Investment Committee - Alternate (formerly

Lend Lease Hyperion Capital Advisors, LLC) GMAC Institutional Advisors, LLC, (August 2003 to Present); and the Board of Managers, Lend Lease Real Estate Investments, Inc. (June 1997 to August 2003). Other accounts that Mr. Williams manages are [___]. Of those, [ ] are registered investment companies with total assets of $[ ] upon which his advisory fee is based, [ ] are other pooled investment vehicles, and [ ] are other accounts. Mr. Williams owns [___] Shares.] Material conflicts of interest that could arise between the Fund and the other investment of other accounts listed in this paragraph include [i.e. material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.]. All information in this paragraph is as of January 31, 2005.

      Mr. Lai has been [employed by and/or associated with the Fund, its Advisor, or its Sub-Advisor since [___]. His business experience during the last five years includes positions as President (since November 1998) of Hyperion Capital Management, Inc. (March 1993-Present); President (since June 1997) of Hyperion 2002 Term Trust, Inc. and Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (Senior Vice President from April 1993 to June 1997); President (since October 1995) of The Hyperion Total Return Fund, Inc.; Director and Chairman of the Board (since October 2000) of the Hyperion Strategic Bond Fund, Inc. Formerly, President (December 1999-October 2000) of the Lend Lease Hyperion High-Yield CMBS Fund, Inc.; Senior Vice President (November 1998-December 1999) of the Lend Lease Hyperion High-Yield Commercial Mortgage Fund, Inc.; and Senior Vice President (September 1995-November 1998) of the Equitable Real Estate Hyperion High-Yield Commercial Mortgage Fund, Inc . Other accounts that Mr. Lai manages are [___]. Of those, [ ] are registered investment companies with total assets of $[ ] upon which his advisory fee is based, [ ] are other pooled investment vehicles, and [ ] are other accounts. Mr. Lai owns [___] Shares.] Material conflicts of interest that could arise between the Fund and the other investment of other accounts listed in this paragraph include [i.e. material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.]. All information in this paragraph is as of January 31, 2005.

      Mr. Mattinson has been [employed by and/or associated with the Fund, its Advisor, or its Sub-Advisor since [___]. His business experience during the last five years includes positions as []. Other accounts that Mr. Mattinson manages are [____]. Of those, [ ] are registered investment companies with total assets of $[ ] upon which his advisory fee is based, [ ] are other pooled investment vehicles, and [ ] are other accounts. Mr. Mattinson owns [___] Shares.] Material conflicts of interest that could arise between the Fund and the other investment of other accounts listed in this paragraph include [i.e. material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.]. All information in this paragraph is as of January 31, 2005.

      COMPENSATION

      The specific criteria upon which each type of compensation is based includes [ ]. The structure of and method used to determine compensation of each Portfolio Manager by the Fund or the Advisor is [ ]. There are [no] differences between the method used to determine the Portfolio Manager's compensation with respect to the Fund and other accounts.

      As of January 31, 2005, Mr. Wright's compensation consists of [salary, bonus, deferred compensation, retirement plans and arrangements].

      As of January 31, 2005, Mr. Williams's compensation consists of [salary, bonus, deferred compensation, retirement plans and arrangements].

      As of January 31, 2005, Mr. Lai's compensation consists of [salary, bonus, deferred compensation, retirement plans and arrangements].

      As of January 31, 2005, Mr. Mattinson's compensation consists of [salary, bonus, deferred compensation, retirement plans and arrangements].

CODE OF ETHICS

      The Fund, the Advisor, and the Sub-Advisor have each adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes are on public file with and are available from the SEC.

      The codes of ethics can be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

VOTING PROXIES

      Because the Fund will invest in voting securities, it must have the policies and procedures to determine how to vote proxies relating to portfolio securities. When a vote presents a conflict between the interests of the Shareholders and those of the Advisor; or any affiliated person (as defined in Section 2(a)(3) of the 1940 Act and the rules thereunder) of the Fund or the Advisor, the procedures that the Fund uses are [ ].

      To determine how to vote proxies relating to portfolio securities, the Fund also looks to the policies and procedures of the Advisor and the Sub-Advisor. The Advisor's proxy voting policies and procedures state that [ ]. The Sub-Advisor's proxy voting policies and procedures state that [ ].

      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, [by calling [telephone number] toll-free (or collect) or on or through the Fund's website at [specified

Internet address] or both; and (ii) on the Commission's website at http://www.sec.gov.]

ADMINISTRATION AND SUB-ADMINISTRATION

      HCM will provide administrative services to the Fund. HCM will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and will provide the Fund with administrative office facilities. HCM's fee for these services is included in the monthly fee described in the Fee Table.

      The Fund and HCM have entered into a Sub-Administration Agreement with State Street Bank and Trust Company (the "Sub-administrator"). The Sub-administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services and based on a target Fund size of $100 million, HCM will pay a monthly fee at an annual rate of at least $50,000.

      [Other than described above, no one else, pursuant to any understanding, whether formal or informal, regularly furnishes advice to the Fund or the Advisor with respect to the desirability of the Fund's investing in, purchasing, or selling securities or other property, or is empowered to determine which securities or other property should be purchased or sold by the Fund, and receives direct or indirect remuneration from the Fund].

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of the Shares will be computed based upon the value of the Fund's portfolio securities and other assets, less all liabilities. Net asset value per Share will be determined on the last business day of each month. The Fund calculates net asset value per Common Share by subtracting (i) the Fund's liabilities (including accrued expenses) and (ii) any dividends payable on the Shares, from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares outstanding.

      Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government securities are stated at the mean between the last reported bid and asked prices. The Fund will value MBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by a pricing service, approved by the Board, which uses information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, market conventions regarding prepayment assumptions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. A determination of value by a pricing service to be used in calculating net asset value will be deemed to be determined at market value.

      Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some but not necessarily all of the general factors which may be considered in determining fair value include: (1) the fundamental analytical data relating to the investment; (2) the nature and duration of restrictions on disposition of the securities; and (3) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence or merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Advisor is responsible for decisions to buy and sell securities and to effect Hedging Transactions for the Fund, to select brokers and dealers to effect such transactions and to negotiate prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on stock and futures exchanges are effected through brokers who charge a commission for their services.

      The Advisor is responsible for effecting securities transactions of the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and not according to any formula. The primary considerations for the Advisor in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order and the best net price. There are many instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Advisor absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

      [The Fund [may] pay brokerage commissions to brokers that are either an
(1) affiliated person of the Fund, (2) affiliated person of such person, or (3) affiliated person of an affiliated person of the Fund or the Advisor.]

      The Advisor is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, because it must be reviewed and assimilated by the Advisor and does not reduce the normal research activities of the Advisor in rendering investment advice under the Management Agreement. It is possible that the expenses of the Advisor could be materially increased if they attempted to purchase this type of information or generate it through their own staff.

      One or more of the other accounts which the Advisor may manage may own, from time to time, the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts in a transaction effected at the independent market price of the security on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      Any such transaction, between parties who are both managed by the Advisor, will only be a purchase or sale, for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available. Additionally any such transaction will be effected at the independent current market price of the security (as defined by the 1940 Act and the rules promulgated thereunder) and in a manner that is consistent with its policy set forth in its registration statement and reports filed under the 1940 Act. There shall be no brokerage commission, fee (except for customary transfer fees), or other remuneration paid in connection with any such transaction.

      The Board, including a majority of the Disinterested Directors: (1) has adopted procedures pursuant to which such purchase or sales transactions may be effected for the Fund, which are reasonably designed to provide that all the conditions discussed in the previous paragraph have been complied with, (2) makes and approves such changes as it deems necessary, and (3) determines no less frequently than quarterly that all such purchases or sales made during the preceding quarter were effected in compliance with such procedures. Additionally, the Board satisfies the fund governance standards (as defined by the 1940 Act and Rule 0-1(a)(7) of the rules promulgated thereunder).

      Although the Investment Advisory Agreement contains no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100% excluding securities having a maturity of one year or less. Higher portfolio turnover results in increased Fund expenses, including dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                                  TENDER OFFERS

      No shareholder will have the right to require the Fund to redeem their shares. No public market exists for the Shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of Share repurchases by the Fund, as described below.

      To provide liquidity, the Board may approve offers to repurchase Shares in the manner described herein or as otherwise permitted under applicable laws. The Board may elect to make discretionary tender offers to all Fund shareholders, if a tender offer is requested by a shareholder or if the Board otherwise determines. If a Shareholder requests a tender offer and the request is received by the Fund prior to the 15th of any month, the Board will consider whether to commence a tender offer. If approved, the tender offer notice period will start the following month, and the net asset value determined at the end of the month during which the tender offer notice was first sent to shareholders will be used for determining the repurchase price, unless the tender offer period is extended. Pursuant to a discretionary tender offer, the Fund will repurchase the Shares for cash at the net asset value including accrued income not yet declared as dividends determined on the repurchase pricing date and will promptly pay the holders of the Fund's Shares, unless the tender offer is suspended or postponed. A Shareholder request that a tender offer be made that is received by the Fund after the 15th of the month will be treated as received prior to the 15th of the following month.

      Under certain circumstances, it is possible that periodic purchases of or tender offers for the Fund's Shares may cause a deemed dividend distribution under the Code as defined herein to the remaining shareholders of the Fund. Each such tender offer is subject to approval by the Board. Subject to the Fund's fundamental policy with respect to leverage, the Fund may borrow to finance repurchases or tenders. See "Investment Policies" and "Investment Restrictions." Interest on any such borrowings will reduce the Fund's net income.

      Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor does not anticipate that repurchases and tenders should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate share repurchases and tenders.

      Although the Board believes that tender offers generally are beneficial to shareholders, the acquisition of Shares by the Fund will decrease the total assets of the Fund. Tender offers are therefore likely to increase the Fund's expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund's ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund's investment performance.

Furthermore, to the extent the Fund borrows to finance the making of tender offers, interest on such borrowings reduce the Fund's net investment income.

      If a tender offer is made, it is the announced policy of the Board, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Code; (2) the Fund would not be able to borrow money or liquidate portfolio securities in an orderly manner to fund such purchases without creating a negative impact on the net asset value of the Fund to the detriment of non-tendering shareholders; or (3) there is, in the Board's judgment, (a) any material legal action or proceeding, instituted or threatened, challenging such transaction or otherwise materially adversely affecting the Fund, (b) a declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks generally in the United States or New York State, (c) a material limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (d) the commencement of a catastrophic event such as a terrorist attack, war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (e) any other events or conditions which would have a material adverse effect on the Fund or its shareholders if Shares were repurchased. The Board may modify these conditions in light of experience.

      Any tender offer made by the Fund will be at net asset value per share (including accrued income not yet declared as dividends) determined at the close of business on the day the offer ends, and will be made in such manner as may be determined by the Board in compliance with the Securities Exchange Act of 1934, the rules promulgated thereunder and other applicable laws and regulations. Shareholders will be notified of such tender offer by publication or mailing or both. As of the close of business each day during the offer, the Fund will calculate its net asset value and make its calculation available to shareholders at the telephone number specified in the offering statement. The Fund will purchase tendered Shares in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions of the tender offer as summarized above). Costs associated with the tender offer will be charged against capital.

      Tendered Shares that have been accepted and purchased by the Fund will be held in its treasury until reissued by the Board. Treasury shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's aggregate assets. If Treasury shares are retired, issued and outstanding Shares and capital in excess of par will be reduced.

                          CONVERSION TO OPEN-END STATUS

      The Board may elect to submit to the Fund's shareholders at any time a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its discretion to submit this proposal to shareholders, the Board would consider all factors then relevant, including the extent to which the Fund's capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority of the shares of capital stock entitled to be voted on the matter. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits.

                           DIVIDEND REINVESTMENT PLAN

      The Fund's Dividend Reinvestment Plan (the "Plan") has been terminated by the Board.

                                    TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon current provisions of the Internal Revenue Code, the Treasury regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

FEDERAL INCOME TAX TREATMENT OF THE FUND

      The Fund intends to elect and to qualify to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies (including, but not limited to, gains from options, futures and forward contracts) and net income from interests in certain qualifying publicly traded partnerships (as defined in the Code), and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of two or more issuers controlled by the Fund, or the securities of one or more qualified publically traded partnerships.

      As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to federal income tax at a maximum effective rate of 35% on the amount retained. See "Federal Income Tax Treatment of Holders of Shares" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31st, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. See "Risk Factors--Dividends and Distributions."

      If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary C corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of such failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends eligible for the corporate dividends received deduction and for the 15% maximum rate of tax for dividends received by individuals, subject to certain requirements, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or nonqualifying dividends. In addition, in the event the Fund fails to qualify for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

      If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to shareholders, until the asset coverage is restored. Such a suspension of distributions could prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

      The Fund's portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount bonds which pay no current interest. Original issue discount is the excess (if any) of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is required to be currently included in the income of the holder of the obligation generally on a constant interest rate basis resembling the economic accrual of interest. The tax basis of the holder of an original issue discount debt instrument is increased by the amount of original issue discount thereon properly included in the holder's gross income as determined for federal income tax purposes. Current inclusion in gross income of original issue discount on a taxable debt instrument is required, even though no cash is received at the time the original issue discount is required to be included in gross income. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to distribute all of its investment company taxable income to the investors.

      Certain of the Fund's investments, including transactions in foreign currencies, forward contracts, interest rate swaps, options and futures contracts (including options and futures contracts on foreign currencies), will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, or affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may cause the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and will make the appropriate tax elections in order to mitigate the effect of these rules in order to prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF SHARES

      For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund's investment company taxable income to shareholders will be taxable as ordinary income. It is expected that dividends received by corporate shareholders will not be eligible for the dividends received deduction, and dividends received by non-corporate shareholders will not be eligible for the 15% maximum rate of tax for dividends received by individuals, as the Fund's income is expected to come from sources other than dividends from domestic corporations. Distributions of net capital gains designated by the Fund as "capital gain dividends," if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends received deduction or for the 15% maximum rate of tax for dividends received by individuals. Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date.

      Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.

      Any distribution by the Fund to a shareholder not made out of the Fund's current and accumulated earnings and profits will be treated as a return of capital to each shareholder, will reduce the basis of each Common Share with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the Common Share with respect to which it is distributed. Investors should carefully consider the tax implications of buying Shares just prior to a distribution, as the price of shares purchased at such time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

      After the close of each taxable year, the Fund will identify for its shareholders the portions of its distributions that are attributable to capital gains and to ordinary income.

      The Internal Revenue Code permits certain miscellaneous itemized deductions by individuals, including deductions of certain investment expenses, only to the extent the aggregate of such deductions exceeds 2% of an individual's federal adjusted gross income. The Internal Revenue Code treats such expenses incurred by a regulated investment company as being indirectly incurred by the shareholders of the regulated investment company. Shareholder expenses of publicly offered regulated investment companies are exempted from the application of the 2% floor. The Fund will not be publicly offered within the relevant definitions, and so this limitation on investment expenses may apply to non-corporate shareholders of the Fund. There are no similar limitations which could apply to corporate shareholders.

      If the Fund suffers a net taxable loss in any taxable year, the holders of Shares will not be permitted to utilize that loss on their federal income tax returns.

      A shareholder will realize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as a long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares will be taxable as ordinary income. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisors to determine how to allocate the cost of shares for basis purposes.

      In general, federal withholding taxes at a 30% rate (or a lower rate established by treaty) will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gain dividends or as interest-related dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by such shareholders. Recent legislation might relieve foreign investors from all or part of this withholding on dividends paid by the Fund from its net interest income. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in Shares.

      In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the 35% tax paid by the Fund.

BACKUP WITHHOLDING

      The Fund may be required to withhold for U.S. federal income taxes a percentage of all taxable distributions paid to shareholders who (i) fail to properly provide the Fund with their correct taxpayer identification number,
(ii) fail to make required certifications or (iii) have been notified or with respect to whom the Fund has been notified by the U.S. Internal Revenue Service that distributions to such shareholder are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability, provided the required information is furnished to the U.S. Internal Revenue Service.

      Generally, dividends paid to nonresident aliens or foreign partnerships, trusts or corporations that are subject to the 30% federal income tax withholding described above under "Federal Income Tax Treatment of Holders of Shares" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Shares, such shareholders must provide a properly completed Internal Revenue Service Form W-8BEN certifying their non-United States status.

OTHER TAXATION

      The foregoing discussion is a general summary of a few of the current federal income tax laws regarding the Fund and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above- described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in the Shares and any proposed tax law changes.

                              DESCRIPTION OF SHARES

GENERAL

      The Fund has authorized capital of 50,000,000 Shares, par value $0.01 per Share and no shares of preferred stock. The Articles of Incorporation permit the Board to classify and reclassify any unissued Shares and to increase or decrease the authorized capital of the Fund.

SHARES

      The Fund has no present intention of offering any additional registered Shares except through the offering outlined in this Prospectus. Other offerings of its Shares, if made, will require approval by the Board. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be issued at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities. The rights of Shares with respect to dividends and distributions are described under "Risk Factors--Dividends and Distributions." Each Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.

VOTING

      On each matter submitted to a vote of the holders of the Shares, each holder shall be entitled to one vote for each Share owned. The Shares will have equal voting rights of one vote per Share and vote together as a single class.

ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

      The Fund presently has provisions in its Articles of Incorporation and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or a person to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

      First, a Director may be removed from office only for cause by vote of at least a majority of the shares entitled to be voted in an election of such Director. Second, the Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two year period. In addition, under the Articles of Incorporation, the Fund has elected to be subject to provisions of the Maryland General Corporation law that generally provide that certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, reclassification of securities or recapitalization and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Shareholder") or any affiliate of an Interested Shareholder must be recommended by the Board and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who will (or whose affiliate will) be a party to the Business Combination or by an affiliate or associate of the Interested Shareholder, unless certain value and other standards are satisfied or some other statutory exemption is available. The affirmative vote of at least a majority of the shares entitled to vote on the matter will be required to amend Articles of Incorporation to change any of the foregoing provisions.

      The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law (absent the elections described above) or under the 1940 Act, will make a change in the Fund's business or management more difficult and may have the effect of depriving holders of Shares of an opportunity to sell Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes they are in the best interests of holders of Shares.

                         ACCEPTANCE OF RESCISSION OFFER

      In this Registration Statement, the Fund is offering to rescind the sale of all Shares and refund to each of the Shareholders the entire purchase price paid (by the Shareholder or on the Shareholder's behalf), plus interest. To accept this Rescission Offer, a Shareholder must complete and return the enclosed Rescission Offer Acceptance form, attached as APPENDIX A hereto, within 30 days from the date it is mailed to the Shareholder. The Fund also reserves the absolute right to waive any defect or irregularity in any Rescission Offer Acceptance Form.

                             APPLICATION FOR SHARES

      Both initial and additional applications for Fund Shares may be accepted from eligible investors at such times and on such terms as the Advisor may determine. The Fund may suspend the private offering of its Shares at any time or permit applications on a more frequent basis. The Fund reserves the right to reject any application for its Shares. Applications will generally be accepted 30 days before the last business day of the month and all payments for Shares must be received in the Fund's bank account no later than three business days prior to the last business day of the month.

                        LIMITED TRANSFERABILITY OF SHARES

      The Fund does not intend to list its Shares on a stock exchange, and, therefore, it is not anticipated that a market for the Shares will develop. The transfer of any such Shares will be done at the then current net asset value of the Shares.

      No person may become a substituted shareholder without the written consent of the Advisor, which consent may be withheld for any reason in its sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or
(ii) with the written consent of the Advisor, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. [Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability.]

      Any transferee meeting the eligibility requirements that acquires Fund Shares by operation of law as the result of the death, dissolution, bankruptcy or incompetency or otherwise, will be entitled to the allocations and distributions allocable to the Shares so acquired. If such a transferee does not meet the shareholder eligibility requirements, the Fund reserves the right to repurchase the transferee's Shares.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund's securities and cash will be held by State Street Bank and Trust Company, whose principal business address is Two Avenue de Lafayette, Boston, Massachusetts 02105, as custodian (the "Custodian") under a custodian contract. Under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.

American Stock Transfer & Trust Company, whose principal business address is 6201 15th Avenue, Brooklyn, New York 11219, serves as dividend disbursing agent under the Plan and as transfer agent and registrar for the Shares.

                             REPORTS TO SHAREHOLDERS

      The Fund will send unaudited semiannual and audited annual reports to its shareholders, including a list of investments held.

                               FURTHER INFORMATION

      The Fund is subject to the informational requirements of the 1940 Act, and in accordance therewith will file reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, Washington, D.C. 20549 and the SEC's regional offices at The Woolworth Bldg., 233 Broadway, New York, New York 10279. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                    DISCLOSURES FOR NON-ACCREDITED INVESTORS

      Rule 502(b) provides for specific information to be included in an offering made to non-accredited investors, and encourages any such information to be provided also to the accredited investors, in view of the anti-fraud provisions of the federal securities laws. The required information includes information an issuer would have included on its registration statement had it been required to register, audited financial statements, and an explanation of the limitations on resale of the securities to be purchased. Also, non-accredited investors must be offered the opportunity to ask questions, receive answers and request certain additional information regarding the offering prior to purchase.

      The Fund wishes to provide all non-accredited investors the opportunity to ask questions, receive answers and request certain additional information regarding the offering prior to purchase. All inquiries may be directed to Daniel S. Kim, Secretary of the Fund, Quadrant Fund, Inc., One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404.


                              FINANCIAL STATEMENTS

      Schwartz & Hofflich LLP is the Fund's independent accountant, providing financial statements audit and tax return preparation services, including audit related reviews of various SEC filings. The address of Schwartz & Hofflich LLP is 37 North Avenue, Norwalk, Connecticut 06851.

      [The most recent audited financial statements of the Fund are for the fiscal year end January 31, 2005.] [As required by Regulation S-X Rule 3-18 for filings by registered management investment companies, the following financial statements shall be filed:]

      [(1) An audited balance sheet or statement of assets and liabilities as of January 31, 2005;]

      [(2) An audited statement of operations for January 31, 2005;]

      [(3) An audited statement of cash flows for January 31, 2005 [if necessary to comply with generally accepted accounting principles ("GAAP")]]

      [(4) Audited statements of changes in net assets [since inception because there is not two years of data].]

      [Because the filing is made within 60 days after the end of the registrant's fiscal year [before April 1, 2005] and audited financial statements for the most recent fiscal year are not available, the balance sheet or statement of assets and liabilities may be as of the end of the preceding fiscal year and the filing shall include an additional balance sheet or statement of assets and liabilities as of an interim date within 245 days of the date of filing. In addition, the statements of operations and cash flows (if required by GAAP) shall be provided for the preceding fiscal year, and the statement of changes in net assets shall be provided for the two preceding fiscal years and each of the statements shall be provided for the preceding fiscal year and the date of the most recent balance sheet or statement of assets and liabilities being filed. Financial statements for the corresponding interim period of the preceding fiscal year need not be provided.]

      [Interim financial statements provided in accordance with these requirements may be unaudited but shall be presented in the same detail as required by the rule. When unaudited financial statements are presented in a registration statement, they shall include a statement that the unaudited interim financial statements furnished shall reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented.]

                                                                      Appendix A
                                                                      ----------

                        RESCISSION OFFER ACCEPTANCE FORM
                                  INSTRUCTIONS


      YOU MAY ELECT TO ACCEPT OR REJECT THIS RESCISSION OFFER. YOU ARE NOT REQUIRED TO ACCEPT THIS RESCISSION OFFER. IF YOU WISH TO REJECT THIS RESCISSION OFFER, DO NOT EXECUTE AND RETURN THIS FORM. YOU DO NOT HAVE TO TAKE ANY ACTION TO REJECT THIS RESCISSION OFFER.

      IF YOU WISH TO ACCEPT THIS RESCISSION OFFER, PLEASE EXECUTE AND RETURN THIS RESCISSION OFFER ACCEPTANCE FORM TO THE FUND AT THE FOLLOWING ADDRESS:

                                One Liberty Plaza
                            165 Broadway, 36th Floor
                          New York, New York 10006-1404

      IN ORDER TO ACCEPT THIS RESCISSION OFFER, YOU MUST PROPERLY COMPLETE THIS RESCISSION OFFER ACCEPTANCE FORM AND SEND IT TO THE FUND SO THAT IT ARRIVES BY 4:00 P.M. EASTERN TIME ON [DATE].

      THE FUND RESERVES THE ABSOLUTE RIGHT TO REJECT ANY AND ALL RESCISSION OFFER ACCEPTANCE FORMS (I) THAT ARE NOT IN PROPER FORM OR OTHERWISE NOT VALID; OR (II) THE ACCEPTANCE OF WHICH WOULD BE, IN THE OPINION OF THE FUND'S COUNSEL, UNLAWFUL. THE FUND'S INTERPRETATION OF THE TERMS AND CONDITIONS OF THIS RESCISSION OFFER AND THE RESCISSION OFFER ACCEPTANCE FORM WILL BE FINAL AND BINDING. THE FUND RESERVES THE ABSOLUTE RIGHT TO WAIVE ANY DEFECT OR IRREGULARITY IN ANY RESCISSION OFFER ACCEPTANCE FORM.

      THE RESCISSION OFFER ACCEPTANCE FORM IS TO BE COMPLETED AND SIGNED BY EACH SHAREHOLDER THAT DESIRES TO ACCEPT THIS RESCISSION OFFER. IF SHARES ARE OWNED OF RECORD BY TWO OR MORE JOINT OWNERS, ALL SUCH OWNERS MUST SIGN THIS RESCISSION OFFER ACCEPTANCE FORM. SIGNATURES MUST CORRESPOND EXACTLY WITH A SHAREHOLDER'S NAME, AS REGISTERED. IF SHARES ARE HELD BY AN ENTITY OTHER THAN ONE OR MORE INDIVIDUALS, THE PROOF OF APPROPRIATE AUTHORIZATION, SUCH AS BOARD RESOLUTIONS AND INCUMBENCY CERTIFICATES, MUST BE PROVIDED WITH THE RESCISSION OFFER ACCEPTANCE FORM. RESCISSION PAYMENTS SHALL BE SENT TO THE SHAREHOLDER'S ADDRESS OF RECORD.

                        RESCISSION OFFER ACCEPTANCE FORM

As an owner of Shares in Quadrant Fund, Inc., a Maryland corporation (the "Fund"), I wish to tender to the Fund all of my Shares and to obtain a refund of the purchase price paid, together with interest at the legal rate per annum from the date of my initial purchase of the Shares, less the amount of any income received by me on the Shares.

In accepting such payment, I hereby acknowledge that I have received and read the Rescission Offer accompanying this Rescission Offer Acceptance Form and I hereby release the Fund, the Advisor and the sub-advisor of the Fund, any of their respective officers, directors, attorneys, accountants, affiliates and controlling persons arising out of the matters set forth in the Rescission Offer from any and all claims, rights or causes of action that I may now have or hereafter may have under the securities laws of the United States, or any state, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, or any other territory of the United States with respect to the matters set forth in the Rescission Offer.


_______________________________________________________________
Full and Complete Name of Shareholder of Record (please print)


_______________________________________________________________
Signature of Shareholder or Authorized Signatory


_______________________________________________________________
Print Name


_______________________________________________________________
Street Address


_______________________________________________________________
City, State ZIP Code

                                                                      Appendix B
                                                                      ----------


                         LONG-TERM ISSUER CREDIT RATINGS


Standard & Poor's describes classifications of bonds as follows:

      "AAA" Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      "AA" Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

      "A" Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      "BBB" Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      "BB," "B," "CCC," "CC," "C" Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as vulnerable, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      "C1" The rating "C1" is reserved for income bonds on which no interest is being paid.

      Fitch IBCA describes classifications of bonds as follows:

      "AAA" ratings denote the highest credit quality and the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" ratings denote a very high credit quality and a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" ratings denote a high credit quality and a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" ratings indicate good credit quality and that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      "BB" ratings indicate speculative bonds and that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

      "B" ratings indicate highly speculative bonds and that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" ratings denote high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

Moody's Investors Service, Inc. describes classifications of bonds as follows:

      "Aaa" Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           PART C - OTHER INFORMATION

ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS

(1)   Audited Financial Statements as of January 31, 2005.

(2)   EXHIBITS

      (A) Articles of Incorporation dated October 18, 2004 filed with the Fund's Registration Statement on January 24, 2005 and incorporated herein by reference. (File No. 811-21704)

      (B)    By-Laws filed with the Fund's Registration Statement on January
             24, 2005 and incorporated herein by reference. (File No. 811-21704)

      (C)    Not applicable.

      (D)    See exhibits listed in (A) and (B).

      (E)    Not applicable.

      (F)    Not applicable.

      (G)    (1)   Form of Investment Advisory Agreement dated [October 25,
                   2004] between Fund and GMAC Institutional Advisors LLC
                   ("GMAC") filed with the Fund's Registration Statement on January 24, 2005 and incorporated herein by reference.
                   (File No. 811-21704)

             (2) Form of Investment Sub-Advisory Agreement dated [October 25, 2004] between GMAC and Hyperion GMAC Capital Advisors, LLC ("Hyperion/GMAC") filed with the Fund's Registration Statement on January 24, 2005 and incorporated herein by reference. (File No. 811-21704)

      (H)    Not applicable.

      (I)    Not applicable.

      (J) Form of Custodian Agreement between Fund and State Street Bank and Trust Company filed with the Fund's Registration Statement on January 24, 2005 and incorporated herein by reference. (File No. 811-21704)

      (K)    (1)   Form of Registrar and Transfer Agent Agreement between Fund and American Stock Transfer & Trust Company filed with the
                   Fund's Registration Statement on January 24, 2005 and incorporated herein by reference. (File No. 811-21704)

             (2) Form of Administration Agreement between Fund and Hyperion Capital Management, Inc. ("HCM") filed with the Fund's

                   Registration Statement on January 24, 2005 and incorporated herein by reference. (File No. 811-21704)

             (3) Form of Sub-administration Agreement between HCM and State Street Bank and Trust Company filed with the Fund's Registration Statement on January 24, 2005 and incorporated herein by reference. (File No. 811-21704)

             (4) Form of Subscription Agreement filed with the Fund's Registration Statement on January 24, 2005 and incorporated herein by reference. (File No. 811-21704)

       (L) Opinion and Consent of K&LNG as to Fund's Common Shares. [to be provided]

       (M)   Not applicable.

       (N) Consent of Independent Registered Public Accounting Firm. [to be provided]

       (O)   Not applicable.

       (P)   Not applicable.

       (Q)   Not applicable.

       (R)   (1)   Code of Ethics for Quadrant Fund, Inc. [to be provided]

             (2)   Code of Ethics for GMAC. [to be provided]

             (3)   Code of Ethics for Hyperion/GMAC. [to be provided]



ITEM 26.   MARKETING ARRANGEMENTS

Not applicable.

ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the expenses to be incurred in connection with the repurchase of securities described in this Registration Statement:

Registration Fees                                    [$_____]

Printing (other than stock certificates)             [$_____]

Accounting fees and expenses                         [$_____]

Legal fees and expenses                              [$_____]]

Miscellaneous                                        [$_____]]
------------------------------------------------------------------------
Total                                                [$_____]


ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.


ITEM 29.   NUMBER OF HOLDERS OF SECURITIES (as of [90 days of date of filing])

TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
--------------                     ------------------------
Common Stock                                [110]


ITEM 30.  INDEMNIFICATION

Under the Fund's Articles of Incorporation and By-Laws, the directors and officers of the Fund will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the 1940 Act, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or director against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Charter of a Maryland Corporation may expand or limit the extent to which directors or officers may be personally liable to the Corporation or its shareholders for money damages in certain instances. The Fund's Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Fund shall be personally liable to the Fund or its Shareholders for money damages. The Fund's Articles of Incorporation also provide that no amendment of the Fund's Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The description of the business of GMAC and Hyperion/GMAC is set forth under the caption "MANAGEMENT OF THE FUND" and "THE ADVISOR" and "THE SUB-ADVISOR" in the Private Placement Memorandum.

The information as to the directors and executive officers of GMAC and Hyperion/GMAC is set forth in their Forms ADV filed with the Securities and Exchange Commission on August 19, 2004 (File No. 801-58194) and March 8, 2004 (File No. 801-49350), respectively, and as amended through the date hereof is incorporated herein by reference.


ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

Registrant:                        Quadrant Fund, Inc.
                                   One Liberty Plaza, 165 Broadway, 36th Floor
                                   New York, New York   10006-1404

Investment Advisor:                GMAC
                                   12735 Morris Road, Suite 200
                                   Alpharetta, GA  30004

Investment Sub-Advisor:            Hyperion/GMAC
                                   One Liberty Plaza, 165 Broadway, 36th Floor
                                   New York, New York   10006-1404

Administrator:                     HCM
                                   One Liberty Plaza, 165 Broadway, 36th Floor
                                   New York, New York   10006-1404

Transfer Agent for Common Stock:   American Stock Transfer & Trust Company, Inc.
                                   6201 15th Avenue
                                   Brooklyn, New York  11219

Custodian, Fund Accounting Agent   State Street Bank and Trust Company
and Sub-administrator:             Two Avenue de Lafayette
                                   Boston, Massachusetts  02105


ITEM 33.   MANAGEMENT SERVICES

Not applicable.

ITEM 34.   UNDERTAKINGS

         The Fund hereby undertakes to suspend the offering of Shares until an amended Prospectus is filed if (1) subsequent to the effective date of the Fund's registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the Fund's net proceeds as stated in the Prospectus.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 17th day of March, 2005.

                                   QUADRANT FUND, INC.

                                   By:      /s/ Clifford E. Lai
                                            ----------------------------
                                            Clifford E. Lai
                                            President


      This Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                          Title                          Date
----------------------------     ------------------------      ---------------


/s/ Clifford E. Lai              President                      March 17, 2005
-----------------------
Clifford E. Lai


/s/ Jeff Williams                Vice President                 March 17, 2005
-----------------------
Jeff Williams


/s/ Daniel S. Kim                Chief Compliance Officer       March 17, 2005
-----------------------          and Secretary
Daniel S. Kim


/s/ Thomas F. Doodian            Treasurer                      March 17, 2005
-----------------------
Thomas F. Doodian


/s/ Harald R. Hansen             Director                       March 17, 2005
-----------------------
Harald R. Hansen


/s/ Leo M. Walsh                 Director                       March 17, 2005
-----------------------
Leo M. Walsh


/s/ Kurt L. Wright               Director                       March 17, 2005
-----------------------
Kurt L. Wright